Exhibit 10.1

                             STOCKHOLDERS' AGREEMENT
                                   dated as of
                                December 29, 1997
                                  by and among
                      INTEROFFICE SUPERHOLDINGS CORPORATION
                            RECKSON MANAGEMENT, INC.,
                                  JAH I/O, LLC
                                       and
                                    RFIA, LLC



                               TABLE OF CONTENTS

                                                                           Page

1.  Representations and Warranties of the Stockholders........................2

2.  Term of Agreement.........................................................2

3.  Sale or Transfer of Common Stock..........................................2
    (a)    General Restrictions...............................................2
    (b)    Permitted Transfers of Interest....................................3
           (i)      Testamentary and Gift Transfers...........................3
           (ii)     Affiliate Transfers.......................................3
           (iii)    Sale to the Company.......................................3
           (iv)     Pledges...................................................3
           (v)      Syndication...............................................4
           (vi)     Sales to Third Parties....................................4
           (vii)    Conditions to a Permitted Transfer........................5
    (c)    Indemnity by Stockholder for  Invalidly Transferred Common Stock...5

4.  Right of First Refusal....................................................6
    (a)    Right of the Institutional Stockholders............................6
    (b)    Acceptance Period..................................................6
    (c)    FR Deposit.........................................................6
    (d)    Exercise of FR Right...............................................8
    (e)    Failure to Exercise FR Right or Failure to Close after Exercise....8
    (f)    FR Right Closing...................................................9
    (g)    Proposed Sale by Rabinowitz.......................................10
           (i)      Rabinowitz Offered Shares................................10
           (ii)     RMI Acceptance Period....................................10
           (iii)    Exercise of the RMI Refusal Right........................11
           (iv)     Failure of RMI to Exercise the RMI Refusal Right.........11
           (v)      Exercise of the JAH Refusal Right........................11
           (vi)     Failure of JAH to Exercise the JAH Refusal Right.........12
           (vii)    Closing of the Rabinowitz Sale...........................13

5.  Tag-Along Rights.........................................................13
    (a)    Qualifying Sale...................................................13
    (b)    Notice of Transfer................................................14
    (c)    Exercise of Tag-Along Rights......................................14

6.  Bring-Along Rights.......................................................15
    (a)    Sale by Institutional Stockholders................................15

7.  Rabinowitz Put Option....................................................16
    (a)    Exercise Period...................................................16
    (b)    Suspension of the Rabinowitz Put Option...........................16
    (c)    Termination of the Rabinowitz Put Option..........................16
    (d)    Manner of Exercise of the Rabinowitz Put Option...................16
    (e)    Purchase Price of Shares..........................................16
    (f)    Closing of the Rabinowitz Put Option..............................17
    (g)    Termination Date..................................................17

8.  Governance...............................................................17
    (a)    Covenant by Each Stockholder......................................17
    (b)    Board of Directors................................................17
    (c)    Business of Company; Business of Interoffice......................18
    (d)    Co-Chairman of the Board of Directors.............................19
    (e)    Significant Decisions.............................................19
    (f)    Leverage of the Company and Interoffice...........................22
    (g)    Third Party Financing Not Available...............................22
    (h)    REC Call Option...................................................24
    (i)    Initial Acquisition Loan..........................................24
    (j)    Continued Efforts.................................................25
    (k)    Declination.......................................................25

9.  Deadlock Regarding Significant Decisions; Buy/Sell Option................25
    (a)    Buy/Sell Right....................................................25
    (b)    Significant Decision Deadlock.....................................26
    (c)    Transfer of JAH Common Stock to a Pledgee.........................26
    (d)    Delivery of the Buy/Sell Notice...................................27
    (e)    Delivery of Response Notice.......................................27
    (f)    Buy/Sell Deposit..................................................28
    (g)    Deemed Election to Sell...........................................29
    (h)    Closing of the Buy/Sell Right.....................................29
    (i)    Failure to Close..................................................30
    (j)    Assumption of Obligations.........................................30

10. Additional Contributions.................................................31
    (a)    Capital Call......................................................31
    (b)    Capital Call Objectives...........................................31
    (c)    Determination of Number of Shares to be Issued and Sold...........32
    (d)    Pre-Emptive Rights; Subscription for Additional Stock.............32
    (e)    Notice of Subscription Deficit....................................33
    (f)    Number of Additional Shares.......................................34
    (g)    Subscription Closing..............................................34
    (h)    Deemed Loan by Subscribing Stockholders...........................34
    (i)    Capital Call Notice and Time Periods for Initial Acquisition......35

11. Opportunities; Confidentiality; Noncompetition...........................35
    (a)    Opportunities.....................................................35
    (b)    Confidentiality...................................................35
    (c)    Non-Competition...................................................36
    (d)    Specified Exclusions..............................................36
    (e)    Interoffice Network Agreement.....................................38
    (f)    Survival..........................................................38

12. Distributions............................................................39
    (a)    Dividends.........................................................39
    (b)    Assignment of Dividend Payments...................................39

13. Payment of Initial Contributions; RMI Loan to Rabinowitz.................39
    (a)    Payment of Initial Purchase Price.................................39
    (b)    RMI Loan to Rabinowitz............................................40

14. Effect of the Hart Scott Rodino Act......................................41
    (a)    Applicability.....................................................41
    (b)    Covenant to File all Necessary Documents..........................41
    (c)    Amendment of Timing Periods.......................................42

15. Reckson Executive Office Centers Put/Call................................42
    (a)    Exercise Period...................................................42
    (b)    Manner of Exercise of the Options.................................42
    (c)    Purchase Price of REC Assets......................................42
    (d)    Closing of the Option.............................................43
    (e)    Conduct of Business...............................................43
    (f)    Termination Date..................................................43
    (g)    Agreement of Owners of REC Assets.................................43

16. Participation Rights.....................................................43
    (a)    Rabinowitz Participation Right....................................44
    (b)    Participation Rights on Transfers to Rabinowitz and
            Rabinowitz  Affiliates...........................................45

17. Certain Defined Terms....................................................45
    (a)    Affiliate.........................................................45
    (b)    Appraised Value...................................................46
    (c)    Contingent Transfer...............................................46
    (d)    Deposit Defaulted Shares..........................................47
    (e)    Disqualified Transferee...........................................47
    (f)    Excused Condition.................................................47
    (g)    Executive Suite Business..........................................47
    (h)    Fair Market Value.................................................47
    (i)    Family Group Member...............................................48
    (j)    Initial Acquisition...............................................48
    (k)    Initial Appraised Value...........................................49
    (l)    Interoffice Franchise Fee.........................................49
    (m)    Initial Acquisition Loan..........................................49
    (n)    IPO...............................................................49
    (o)    Liens.............................................................50
    (p)    Person............................................................50
    (q)    Platform Company..................................................50
    (r)    Supermajority Effective Period....................................50
    (s)    Rabinowitz Put Shares.............................................50
    (t)    RMI Public Shares.................................................50
    (u)    Syndicate Representative..........................................50
    (v)    Third Party Price.................................................50

18. After-Acquired Shares....................................................51

19. Stock Certificate Legend.................................................51

20. Amendment and Modification...............................................51

21. Assignment...............................................................51

22. Further Assurances.......................................................52

23. Governing Law............................................................52

24. Notices..................................................................52

25. Entire Agreement.........................................................54

26. Non-Waiver...............................................................54

27. Injunctive Relief........................................................54

28. Self Executing Procedures for Specific Performance.......................54

29. Attorneys' Fees..........................................................55

30. Consent to Jurisdiction..................................................55

31. Severability.............................................................55

32. Miscellaneous............................................................55

33. Requirement for Acquisition of Interoffice...............................56

    SCHEDULE A........List of Nominated Investment Banks.

    SCHEDULE B........List of Persons or Entities which are not
                      Disqualified Transferees.



                             STOCKHOLDERS' AGREEMENT


          STOCKHOLDERS' AGREEMENT, dated as of December 29, 1997 (this "Agreement"), by and among INTEROFFICE SUPERHOLDINGS CORPORATION, a Delaware corporation (the "Company"), RECKSON MANAGEMENT GROUP, INC., a New York corporation having an office located at c/o Reckson Associates Realty Corp., 225 Broadhollow Road, Melville, New York 11747 ("RMI"), JAH I/O, LLC, a New York limited liability company having an office located at 2 Manhattanville Road, Suite 204, Purchase, New York, 10577 ("JAH" and, together with RMI, the "Institutional Stockholders"), and RFIA, LLC, a Delaware limited liability company, having an office located at c/o Martin Rabinowitz 850 Park Avenue, New York, New York 10021 ("Rabinowitz" and, together with RMI and JAH, the "Stockholders"). Unless otherwise expressly set forth herein, all capitalized terms used but not defined herein shall have meanings attributed to them in
Section 17.

          WHEREAS, the Company has been formed for the purpose of acquiring and holding all of the record and beneficial ownership of all of the equity interests in Interoffice Holdings Corporation, a Virginia corporation ("Interoffice");

          WHEREAS, the Company is authorized to issue 1,000,000 shares of capital stock, all of which shares are common stock, par value $0.01 per share (the "Common Stock");

          WHEREAS, 10,000 shares of Common Stock are issued and outstanding on the date hereof;

          WHEREAS, on the date hereof: (i) RMI owns 5,937.5 shares of Common Stock; (ii) JAH owns 2,375 shares of Common Stock; and (iii) Rabinowitz owns 1,187.5 shares of Common Stock;

          WHEREAS, the Stockholders desire to provide for the stability and continuity of the management of the affairs of the Company and to impose certain rights and restrictions with respect to the transfer or other disposition of their shares of Common Stock upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:



          1. Representations and Warranties of the Stockholders.
             --------------------------------------------------

              Each Stockholder (solely with respect to such Stockholder) represents and warrants to the Company and each other Stockholder as follows:

                   (i) Such Stockholder has the full power and authority to execute, deliver and perform this Agreement;

                   (ii) This Agreement has been duly and validly authorized, executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder;

                   (iii)  The  execution,  delivery  and  performance  of this
          Agreement by such Stockholder do not violate or conflict with or constitute a default under such Stockholder's certificate of incorporation, by-laws, certificate of limited partnership, certificate of formation, limited liability company agreement, partnership agreement or similar charter or organizational document or any material agreement to which it is a party or by which it or its property is bound; and

                   (iv) Such Stockholder has acquired the shares of Common Stock for investment purposes only and not with a view to the distribution thereof in violation of any applicable state or federal securities law; it being acknowledged and agreed, however, that each Stockholder shall have the rights set forth herein with respect to a Syndication (as defined by Section 3(b)) of its equity interests.

          2.  Term of Agreement.
              -----------------

              The term of this Agreement shall commence on the date hereof and shall continue until the occurrence of any one of the following events: (i) the cessation of the business and the filing of a Certificate of Dissolution of the Company with the Delaware Secretary of State; (ii) the ownership of the Common Stock by only one stockholder who is a party to this Agreement; or
(iii) an IPO by the Company of at least twenty (20%) percent of the then issued and outstanding shares of Common Stock on a fully diluted basis after giving effect to such IPO.

          3.  Sale or Transfer of Common Stock.
              --------------------------------

              (a) General Restrictions. Subject to the terms and provisions of
                  --------------------
Section  3(b),  during the term of this  Agreement,  without the prior written consent of each other Stockholder, no Stockholder shall, directly or indirectly, sell, pledge, hypothecate, give, devise, transfer, create a security interest in or lien on, place in trust (voting or otherwise), assign or in any other way encumber or dispose of (each, a "Transfer") any of the shares of Common Stock now or hereafter at any time owned by him or it, or any interest therein, or the stock certificate or certificates representing any such shares of Common Stock (each, a "Transfer of Interest"). Without limiting the generality of the foregoing, a Transfer of Interest by a Stockholder shall include the direct or indirect Transfer of any equity interest in such Stockholder and with respect to any such Transfer, a Permitted Transfer (as defined by Section 3(b)) shall pertain to any Transfer by a holder of such equity interests as if the transferor were a Stockholder and the interest being Transferred were shares of Common Stock). Any Transfer of Interest effected or purported or attempted to be effected: (i) not in accordance with the terms and conditions of this Agreement; (ii) to an individual younger than 18 years of age or who has been adjudged incompetent or insane; or (iii) to a person prohibited by law from holding any shares of Common Stock, shall be void ab initio and shall not bind the Company or any Stockholder.

              (b)  Permitted   Transfers  of  Interest.   Notwithstanding  the
                   -----------------------------------
provisions of Section 3(a) hereof and subject to Section 3(b)(vii), a Stockholder may, without the consent of any other Stockholder, effect a Transfer of Interest as follows (each, a "Permitted Transfer"); provided, however that no Stockholder may effect a Transfer of Interest to any Disqualified Transferee:

                   (i) Testamentary and Gift Transfers.  Each Stockholder that
                       -------------------------------
          is an individual may effect a Transfer of Interest by gift, devise, will or the laws of descent and distribution to any Family Group Member of such Stockholder;

                   (ii) Affiliate  Transfers.  Each  Stockholder  may effect a
                        --------------------
          Transfer of Interest to an Affiliate of such Stockholder and, with respect to RMI, RMI may effect a Transfer of Interest to Reckson Service Industries, Inc. ("RS");

                   (iii) Sale to the  Company.  Any  Stockholder  may sell any
                         --------------------
          shares of Common Stock to the Company pursuant to this Agreement or otherwise;

                   (iv)  Pledges.   Each  Stockholder  may  grant  a  security
                         -------
          interest in ("Pledge") any of its shares of Common Stock now or hereafter owned by it and an Affiliate of a Stockholder may Pledge any equity interest in such Stockholder to secure its indebtedness (or the indebtedness or the guarantee of indebtedness of any of its Affiliates that is incurred for general purposes) owing to a bank, financial institution, third party lender or other Person (a "Pledgee") if the Pledgee is not a Disqualified Transferee;
          provided, however, that in the event a Pledgee or its successor succeeds to the interest of such Stockholder, then such Stockholder and such Pledgee shall deliver a notice to the Company and each other Stockholder of such succession and at any time within three
          (3) months after the earlier to occur of (x) delivery of such notice or (y) actual knowledge of such succession: (A) JAH, if the Stockholder which Pledged any of its shares of Common Stock is RMI, or RMI, if the Stockholder which Pledged any of its shares of Common Stock is JAH, may elect to exercise a Buy/Sell Right between such Stockholders as if there were a Deadlock (as defined by Section 9) with respect to a Significant Decision (as defined by Section 9) in accordance with the terms and provisions of Section 9 but without the requirement of providing a Warning Notice (as defined by Section
          9); or (B) the Company, if the Stockholder which Pledged any of its shares of Common Stock is Rabinowitz, may elect to redeem all of such shares of Common Stock of Rabinowitz at the Fair Market Value of such shares;

                   (v) Syndication.  A Stockholder may syndicate its shares of
                       -----------
          Common Stock by a Transfer of the equity interests in such Stockholder in any transaction or series of related transactions (each, a "Syndication"); provided, that (A) no Stockholder shall effect any Syndication which (together with all prior Syndications) would result in the Syndication of eighty (80%) percent or more of the equity interests of such Stockholder (provided that RMI may effect a Transfer of Interest in RMI by the sale of RMI Public Shares); (B) no direct or indirect subscriber, participant or Transferee of any such interest shall be a Disqualified Transferee;
          (C) such Stockholder shall remain the sole and exclusive record owner of all of the shares of Common Stock issued to such
          Stockholder; (D) such Stockholder and each such subscriber, participant or Transferee shall be subject to, and shall submit to, the jurisdiction of the Delaware Court of Chancery, the New York State Courts in New York County, and all federal courts; (E) with respect to any Syndication by JAH or Rabinowitz, the Syndicate
          Representatives of such Stockholder shall be the exclusive representatives of such Stockholder and the shares of Common Stock, business and affairs of such Stockholder; (F) no such transaction shall relieve such Stockholder from any of its obligations under this Agreement; and (G) with respect to any Syndication by JAH, at the time of any such Syndication, the Family Group Members of JAH shall, collectively, own at least one-third of the beneficial economic interests in JAH Realties, L.P., a New York limited partnership which presently owns 100% of the equity interests in JAH;

                   (vi) Sales to Third Parties.  Any  Stockholder may sell any
                        ----------------------
          shares of Common Stock to another Stockholder or any third party purchaser who is not an Affiliate of such Stockholder subject to the provisions of this Agreement, including Sections 4, 5, 6, 7, 8, 9, 10 or 16;

                   (vii) Conditions to a Permitted  Transfer.  Notwithstanding
                         -----------------------------------
          the provisions of this Section 3(b), no Transfer of Interest shall be a Permitted Transfer unless, in each case, such Transfer of Interest (A) does not require the registration of any shares of Common Stock or any other security issued or issuable by the Company under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities or "Blue Sky" laws (other than notice filings in connection with a transaction exempt from the registration requirements of the 1933 Act ("Notice Filings")); (B) complies with all applicable federal and state securities and "Blue Sky" laws; (C) does not relieve such Stockholder from any of its obligations under this Agreement and (D) prior to the consummation of any Permitted Transfer (x) the Company and each Stockholder shall have received a notice from the Stockholder proposing such Transfer of Interest stating the provision herein which permits such Transfer of Interest, the identity of such permitted assignee or transferee (any such person, regardless of the method of Transfer, being referred to herein as a "Transferee"), the expected closing date for such Transfer of Interest, (y) the Company shall have received the opinion of its counsel or counsel reasonably acceptable to the Company that such Transfer of Interest does not require registration under the 1933 Act or any applicable state securities or "Blue Sky" laws (other than Notice Filings) together with all documentation reasonably requested by the Company to evidence that such Transfer of Interest is permitted hereunder and to otherwise disclose the identity and financial condition of such Transferee and (z) any Transferee not a party hereto shall execute an appropriate document confirming that such Transferee takes such shares of Common Stock subject to the terms and conditions of this Agreement and assumes all of the obligations of the Stockholder effecting such Transfer of Interest hereunder and with respect to such shares of Common Stock. The Company shall not give effect on its books to any Transfer or purported Transfer of shares of Common Stock held or owned by any Stockholder to any Transferee unless each and all of the conditions hereof affecting such Transfer shall have been complied with to the Company's reasonable satisfaction.

              (c) Indemnity by Stockholder  for Invalidly  Transferred  Common
                  ------------------------------------------------------------
Stock.  In the event that any  Stockholder  effects or  purports to effect any
-----
Transfer of Interest other than a Permitted Transfer, then such Stockholder shall indemnify and hold harmless the Company and each other Stockholder from and against any and all liabilities or damages to such party by reason of such act including, without limitation, reasonable attorneys' fees and disbursements incurred by any such indemnified party in connection with any such act as and when such liabilities or damages are determined and such expenses are incurred.

          4.  Right of First Refusal.
              ----------------------

              (a) Right of the  Institutional  Stockholders.  If, at any time,
                  -----------------------------------------
either Institutional Stockholder has a written bona fide offer, including an offer which is a result of solicitation by such Institutional Stockholder, for a Contingent Transfer other than a Transfer to another stockholder, for any or all of its shares of Common Stock (collectively, the "Third Party Offered Shares") and such Institutional Stockholder (the "Selling Institutional
Stockholder") desires to accept such offer, such Selling Institutional Stockholder shall give prompt notice regarding such proposed Contingent Transfer (a "Notice of Offer") to the other Institutional Stockholder (the "FR Stockholder") and each other Stockholder which notice shall contain: (i) a true and complete copy of such offer; (ii) the number of shares of Common Stock (and percentage of such shares to the total number of shares of Common Stock owned by such Stockholder) proposed to be sold; (iii) the identity of such third party purchaser and its controlling Affiliates; (iv) reasonable and sufficient evidence that such third party purchaser has a financial net worth sufficient to consummate the proposed Permitted Transfer (it being acknowledged and agreed that if the FR Stockholder does not dispute the reasonableness and sufficiency of such information by delivering a notice to the Selling Institutional Stockholder to such effect within ten (10) business days after the delivery of the Notice of Offer that such information shall be deemed to satisfy the requirements of this clause (iv)); (v) the proposed Third Party Price; and (vi) the other material terms and conditions of such offer including, without limitation, any promissory notes included in such Third Party Price and the proposed date of closing.

              (b)  Acceptance  Period.  For a period of ten (10) business days
                   ------------------
after receipt of the Notice of Offer (the "FR Acceptance Period") the FR Stockholder shall have the right, but not the obligation (the "FR Right"), to purchase all, but not less than all, of the Third Party Offered Shares from the Selling Institutional Stockholder in accordance with the provisions of this Section 4 at a purchase price per share equal to the Third Party Price. The FR Stockholder may exercise its FR Right by providing a notice (the "FR Acceptance Notice") to such effect to the Selling Institutional Stockholder and Rabinowitz on or prior to the expiration of the FR Acceptance Period and specifying the proposed date for the closing of the purchase and sale of the Third Party Offered Shares (the "FR Closing Date") which date shall not be later than (x) sixty (60) days after the date that the Notice of Offer is delivered, if the FR Stockholder is RMI, or (y) one hundred and eighty (180) days after the date that the Notice of Offer is delivered, if the FR Stockholder is JAH.

              (c)  FR  Deposit.   Upon  exercise  of  its  FR  Right,  the  FR
                   -----------
Stockholder shall pay and deliver a deposit (the "FR Deposit") to the Selling Institutional Stockholder on or prior to five (5) business days after the delivery of the FR Acceptance Notice, which deposit shall be as set forth below:

                   (i) if JAH is the FR Stockholder, the FR Deposit shall equal the greater of (x) 5% of the aggregate Third Party Price or
          (y) $300,000 (but not in excess of the aggregate Third Party Price). The FR Deposit shall consist of (x) a certified check (the "Cash Deposit") payable to the order of RMI in an amount equal to not less than the lesser of the amount of the FR Deposit or $2,000,000 and
          (y) either (A) a first priority security interest in, and pledge of, the number of JAH's shares of Common Stock such that the product of the Third Party Price multiplied by such number of shares of Common Stock is equal to 1.5 times the amount that the FR Deposit exceeds the amount of the Cash Deposit, if any, or (B) a second priority security interest in, and pledge of, all of the shares of Common Stock of the FR Stockholder, if the amount of the FR Deposit is greater than the amount of the Cash Deposit actually paid.

                   (ii) if RMI is the FR Stockholder, the FR Deposit shall equal 5% of the aggregate Third Party Price for the Third Party Offered Shares consisting of (x) a Cash Deposit payable to the order of JAH in an amount equal to not less than the lesser of the amount of the FR Deposit or $3,000,000 and (y) either (A) a first priority security interest in and pledge of the number of RMI's shares of Common Stock such that the product of the Third Party Price multiplied by such number of shares of Common Stock is equal to 1.5 times the amount that the FR Deposit exceeds the amount of the Cash Deposit, if any, or (B) a second priority security interest in, and pledge of, all of the shares of Common Stock of the FR Stockholder, if the amount of the FR Deposit is greater than the amount of the Cash Deposit actually paid.

                   (iii) if an FR Stockholder is required to deliver to the Selling Institutional Stockholder a security interest in, and pledge of, any of its shares of Common Stock, it will execute and deliver such documents (including, without limitation, UCC Financing Statements and stock powers) as reasonably required by the Selling Institutional Stockholder and deliver the stock certificates representing such shares to the Selling Institutional Stockholder at the address specified in Section 24. It is acknowledged and agreed that any security interest in, and pledge of, shares of Common Stock as collateral security provided in this Section shall be limited for the purpose of providing collateral for the amount of the FR Deposit which is in excess of the Cash Deposit, if any. Accordingly, the Selling Institutional Stockholder's right and interest in the FR Stockholder's shares of Common Stock shall be limited to the Deposit Defaulted Shares of such Stockholder.

                   (iv) it is acknowledged and agreed that, except as expressly provided below, the FR Deposit is intended to be a non-refundable deposit to secure the obligations of the FR Stockholder. Accordingly, if the FR Stockholder fails to purchase the Third Party Offered Shares on the FR Closing Date, other than as a result of an Excused Condition, then: (A) the Selling
          Institutional Stockholder shall retain the Cash Deposit and the Deposit Defaulted Shares as liquidated damages for the harm (which harm is acknowledged to not be readily measurable in damages) caused by the failure of the FR Stockholder to timely conclude such purchase and, to the extent that a portion of the FR Deposit constituted a pledge of shares of Common Stock, the Deposit Defaulted Shares shall be transferred to the Selling Institutional Stockholder and any shares of Common Stock included in the FR Deposit other than the Deposit Defaulted Shares shall be returned to the FR Stockholder; and (B) the FR Stockholder shall promptly upon request vote all of its shares of Common Stock in favor of a transaction for the sale of the entire Company (whether by a merger, consolidation, recapitalization, sale of assets or shares of Common Stock or otherwise) to be consummated within 180 days after the FR Closing Date at a value per share of not less than ninety-five (95%) percent of the Third Party Price if the Selling Institutional Stockholder votes its shares of Common Stock (or causes the directors designated by the Selling Institutional Stockholder to vote) in favor of such transaction.

              (d) Exercise of FR Right.  Subject to Section 16, upon  exercise
                  --------------------
of its FR Right, the Selling Institutional Stockholder shall be obligated to sell all, but not less than all, of the Third Party Offered Shares to the FR Stockholder, and the FR Stockholder shall be obligated to purchase all, but not less than all, of: (i) the Third Party Offered Shares from the Selling Institutional Stockholder; and (ii) the Rabinowitz Tag-Along Shares (as defined by Section 5(a)), if any, simultaneously on the FR Closing Date, in each case, at a price per share equal to the Third Party Price; provided, that, at the sole discretion of the FR Stockholder, the payment of the aggregate Third Party Price may be on the terms and conditions stated in the Notice of Offer including by the issuance of any promissory notes described therein ("FR Notes"). Each Stockholder shall use all commercially reasonable efforts to secure any approvals required to be obtained by such Stockholder for the consummation of the purchase and sale of such shares.

              (e)  Failure to  Exercise  FR Right or  Failure  to Close  after
                   -----------------------------------------------------------
Exercise.  In  addition  to the rights  granted to the  Selling  Institutional
--------
Stockholder under Section 4(c)(iv), if the FR Stockholder: (i) does not exercise its FR Right hereunder with respect to all, but not less than all, of the Third Party Offered Shares within the FR Acceptance Period; (ii) does not deliver the FR Deposit to the Selling Institutional Stockholder in accordance with Section 4(c); or (iii) otherwise fails to purchase such shares of Common Stock on or prior to the FR Closing Date other than as a result of an Excused Condition, then:

                   (A) If an FR  Acceptance  Notice  was  not  delivered,  the
              Selling Institutional Stockholder shall be free (subject to any Tag-Along Rights of the Stockholders as provided for in Section
              5) to sell the Third Party Offered Shares at the price and upon the terms specified in the Notice of Offer within sixty (60) days after the expiration of the FR Acceptance Period and in compliance with the provisions of Section 3;

                   (B) If an FR  Acceptance  Notice was  delivered  but the FR
              Deposit was not delivered to the Selling Institutional Stockholder in accordance with Section 4(c), the Selling
              Institutional Stockholder shall be free (subject to any Tag-Along rights of the Stockholders as provided for in Section
              5) to sell the Third Party Offered Shares at a price not less than ninety-five (95%) percent of the Third Party Price within one hundred twenty (120) days after the five (5) business days specified in Section 4(c) and in compliance with the provisions of Section 3; and

                   (C) If an FR  Acceptance  Notice  and  the FR  Deposit  was
              delivered, the Selling Institutional Stockholder shall be free (subject to any Tag-Along Rights of the Stockholders as provided for in Section 5) to sell the Third Party Offered Shares at a price not less than ninety-five (95%) percent of the Third Party Price within one hundred eighty (180) days after the earlier to occur of (x) the date a notice is delivered by the FR Stockholder to the Selling Institutional Stockholder specifying that the FR Stockholder will not purchase the Third Party Offered Shares on the FR Closing Date or (y) the proposed FR Closing Date and in compliance with the provisions of Section 3.

              If the Selling Institutional Stockholder does not consummate the sale of the Third Party Offered Shares within the applicable time period specified above, then the provisions of this Section 4 shall again apply, and no sale of shares of Common Stock shall be made otherwise than in accordance with the terms of this Agreement.

              (f) FR Right  Closing.  On the FR Closing Date at the offices of
                  -----------------
the Company: (i) the FR Stockholder shall pay the aggregate Third Party Price less the Cash Deposit actually received by the Selling Institutional Stockholder (or, if the Notice of Offer permits FR Notes, an amount equal to the sum of cash and the principal amount of the FR Notes equal to the Third Party Price less the Cash Deposit actually received by the Selling Institutional Stockholder) to the Selling Institutional Stockholder by wire transfer of immediately available funds; and (ii) the Selling Institutional Stockholder shall deliver to the FR Stockholder (x) the stock certificate or certificates representing all of the Third Party Offered Shares free and clear of any Liens (but such shares of Common Stock shall continue to be subject to the terms and provisions of this Agreement) duly endorsed in blank, or accompanied by stock powers duly executed in blank, together with all required stock transfer tax stamps affixed and (y) the release of the non-cash portion of the FR Deposit and all documents delivered to it in connection therewith. If Rabinowitz has exercised its Tag-Along Right in accordance with Section 5, then on the FR Closing Date at the offices of the Company simultaneously with the closing of the purchase of the Third Party Offered Shares (x) the FR Stockholder shall pay an amount of cash (or, if the Notice of Offer permits FR Notes, an amount equal to the sum of cash and the principal amount of the FR Notes), equal to the Third Party Price multiplied by the number of Rabinowitz Tag Along Shares by wire transfer of immediately available funds and (y) Rabinowitz shall deliver the to the FR Stockholder the stock certificate or certificates representing all of the Rabinowitz Tag Along Shares free and clear of any Liens (but such shares of Common Stock shall continue to be subject to the terms and provisions of this Agreement) duly endorsed in blank, or accompanied by stock powers duly executed in blank, together with all required stock transfer tax stamps affixed.

              (g) Proposed Sale by Rabinowitz.
                  ---------------------------

                   (i) Rabinowitz Offered Shares. If, at any time,  Rabinowitz
                       -------------------------
          has a bona fide written offer, including an offer which is a result of solicitation by Rabinowitz, to effect a Contingent Transfer (other than pursuant to the Rabinowitz Put Option pursuant to
          Section 7) for any or all of its shares of Common Stock (collectively, the "Rabinowitz Offered Shares") and Rabinowitz desires to accept such offer, Rabinowitz shall promptly give a Notice of Offer (which shall include the items set forth in clauses
          (a)(i) through (vi), inclusive, of Section 4) to each Institutional Stockholder.

                   (ii)  RMI  Acceptance  Period.  For a  period  of ten  (10)
                         -----------------------
          business days after receipt of the Notice of Offer (the "RMI Acceptance Period"), RMI shall have the right, but not the obligation (the "RMI Refusal Right"), to purchase all, but not less than all, of the Rabinowitz Offered Shares in accordance with this
          Section 4 at a purchase price per share equal to the Third Party Price specified by Rabinowitz in its Notice of Offer. RMI may exercise its RMI Refusal Right by providing a notice to such effect (the "RMI Acceptance Notice") to Rabinowitz on or prior to the expiration of the RMI Acceptance Period together with a cash deposit (the "ROS Deposit") in an amount equal to five (5%) percent of the aggregate purchase price for the Rabinowitz Offered Shares (such deposit to be retained by Rabinowitz as liquidated damages in the event that RMI fails to timely consummate the purchase of such shares for any reason other than an Excused Condition).

                   (iii) Exercise of the RMI Refusal  Right.  Upon exercise of
                         ----------------------------------
          its RMI Refusal Right and delivery of the cash deposit specified above, Rabinowitz shall be obligated to sell all, but not less than all, of the Rabinowitz Offered Shares to RMI, and RMI shall be obligated to purchase all, but not less than all, of the Rabinowitz Offered Shares on to the date that is specified in the Notice of Offer, but in any event not earlier than sixty (60) days after the date that the RMI Acceptance Notice is delivered (the "RMI Closing Date") at a price per share equal to the Third Party Price. Each such Stockholder shall use all commercially reasonable efforts to secure any approvals required to be obtained by such Stockholder for the consummation of the purchase and sale of such shares.

                   (iv)  Failure of RMI to  Exercise  the RMI  Refusal  Right;
                         -----------------------------------------------------
          Failure to Close after Exercise by RMI. If RMI does not exercise its
          --------------------------------------
          RMI Refusal Right hereunder with respect to all, but not less than all, of the Rabinowitz Offered Shares within the RMI Acceptance Period, or if it otherwise fails to purchase such shares of Common Stock on or prior to the RMI Closing Date (other than by reason of an Excused Condition), then during the ten (10) business days following the (x) RMI Acceptance Period, if RMI did not exercise its RMI Refusal Right or (y) the proposed RMI Closing Date, if RMI exercised its RMI Refusal Right, JAH shall have the right, but not the obligation (the "JAH Refusal Right") to purchase all, but not less than all, of the Rabinowitz Offered Shares in accordance with this Section 4 at a purchase price per share equal to the Third Party Price. JAH may exercise its JAH Refusal Right by providing a notice to such effect (the "JAH Acceptance Notice") to Rabinowitz on or prior to the expiration of such ten (10) business day period together with the ROS Deposit (such deposit to be retained by Rabinowitz as liquidated damages in the event that JAH fails to timely consummate the purchase of such shares for any reason other than an Excused Condition).

                   (v) Exercise of the JAH Refusal Right. Upon exercise of its
                       ---------------------------------
          JAH Refusal Right and delivery of the cash deposit specified above, Rabinowitz shall be obligated to sell all, but not less than all of the Rabinowitz Offered Shares to JAH, and JAH shall be obligated to purchase all, but not less than all, of the Rabinowitz Offered Shares on or prior to the date that is sixty (60) days after the date that the JAH Acceptance Notice is delivered (the "JAH Closing Date") and at a price per share equal to the Third Party Price. Each such Stockholder shall use all commercially reasonable efforts to secure any approvals required to be obtained by such Stockholder for the consummation of the purchase and sale of such shares.

                   (vi)  Failure of JAH to  Exercise  the JAH  Refusal  Right;
                         -----------------------------------------------------
          Failure to Close after Exercise by JAH. If JAH does not exercise its
          --------------------------------------
          JAH Refusal Right hereunder with respect to all, but not less than all, of the Rabinowitz Offered Shares within the ten (10) business day period specified in Section 4(g)(iv), or if it otherwise fails to purchase such shares of Common Stock on or prior to the JAH Closing Date, then

                        (A) if JAH did not  exercise  its JAH  Refusal  Right,
                   then Rabinowitz shall be free to sell the Rabinowitz Offered Shares at the price and upon the terms specified in the Notice of Offer within sixty (60) days after the expiration of such ten (10) business day period and in compliance with the provisions of Section 3;

                        (B) if a JAH  Acceptance  Notice was delivered but the
                   ROS Deposit was not delivered to Rabinowitz in accordance with Section 4(g)(ii) within the ten (10) business day period specified in Section 4(g)(iv), then Rabinowitz shall be free to sell the Rabinowitz Offered Shares at a price not less than ninety-five (95%) percent of the Third Party Price within one hundred twenty (120) days after the expiration of such ten (10) business day period and in compliance with the provisions of Section 3; and

                        (C) if a JAH  Acceptance  Notice was delivered and the
                   ROS Deposit was delivered to Rabinowitz in accordance  with
                   Section 4(g)(ii), then Rabinowitz shall be free to sell the Rabinowitz Offered Shares at the price not less than ninety-five (95%) percent of the Third Party Price within one hundred and eighty (180) days after the expiration of such ten (10) business day period and in compliance with the provisions of Section 3.

          If Rabinowitz does not consummate the sale within the applicable period specified above, then the provisions of this Section 4 shall again apply, and no sale of shares of the Common Stock shall be made otherwise than in accordance with the terms of this Agreement.

                   (vii) Closing of the Rabinowitz Sale. On the date specified for the closing of the purchase and sale of the Rabinowitz Offered Shares at the offices of the Company (x) the Institutional Stockholder purchasing the Rabinowitz Offered Shares shall pay the aggregate Third Party Price (less the ROS Deposit actually paid by such Institutional Stockholder to Rabinowitz) for the Rabinowitz
          Offered Shares to Rabinowitz by wire transfer of immediately available funds and (y) Rabinowitz shall deliver to such Institutional Stockholder the stock certificate or certificates representing all of the Rabinowitz Offered Shares free and clear of any Liens (but such shares of Common Stock shall continue to be subject to the terms and provisions of this Agreement) duly endorsed in blank, or accompanied by stock powers duly executed in blank, together with all required stock transfer tax stamps affixed.

          5.  Tag-Along Rights.
              ----------------

              (a) Qualifying Sale. If one or more Stockholders proposes to effect a Contingent Transfer of any or all of its shares of Common Stock then, each other Stockholder shall have such rights (the "Tag-Along Rights") as are set forth below:

                   (i) If either Institutional Stockholder is the Stockholder effecting Contingent Transfer, Rabinowitz (but not any other Stockholder) may require, and the selling Institutional Stockholder shall cause, such third party purchaser (or the purchasing Institutional Stockholder) to purchase from Rabinowitz the number of shares of Common Stock (the "Rabinowitz Tag-Along Shares") equal to
          (x) the total number of shares of Common  Stock owned by  Rabinowitz
          (y) multiplied by a fraction, the numerator of which is the number of shares of Common Stock proposed to be sold by such Institutional Stockholder and the denominator of which is the total number of shares of Common Stock owned by such Institutional Stockholder immediately prior to such sale; or

                   (ii) If a Stockholder (the "Selling Stockholder") proposes to effect a Contingent Transfer of more than 50% of his or its shares of Common Stock either in one transaction or series of related transactions (other than a Transfer of shares of Common Stock pursuant to Section 7) (a "Majority Sale"), each other Stockholder may require such purchaser to purchase from him or it the number of shares of Common Stock equal to (x) the total number of shares of Common Stock owned by such other Stockholder immediately prior to such sale (y) multiplied by a fraction, the numerator of which is the number of shares of Common Stock proposed to be sold by such Selling Stockholder and the denominator of which is the total number of shares of Common Stock owned by such Selling Stockholder immediately prior to such sale.

                   (iii) An Institutional Stockholder with Tag-Along Rights with respect to a Third Party Offer with respect to which it exercised its FR Right (a "Specified Sale") and either: (A) failed to deliver the applicable FR Deposit in accordance with Section 4(c); or (B) otherwise failed to purchase all of such Third Party Offered Shares on the FR Closing Date other than as a result of an Excused Condition, shall have a Tag-Along Right with respect to the sale of such Third Party Offered Shares (e.g., the shares of Common Stock applicable to the Specified Sale) if (1) such Third Party Offered Shares are sold by the Selling Stockholder in accordance with Section 4(e)(B) or Section 4(e)(C) and (2) if the Selling Stockholder in connection with Specified Sale did not receive the applicable FR Deposit, at the closing of the sale of such Third Party Offered Shares the Selling Stockholder is paid an amount equal to the sum of (I) the Cash Deposit applicable to the Specified Sale and (II) the amount of the cash equal to the Deposit Defaulted Shares applicable to the Specified Sale, if any, valued at the purchase price of the Third Party Offered Shares sold by the Selling Stockholder in accordance with Section 4(e)(B) or 4(e)(C).

                   (iv) It is acknowledged and agreed that the Tag-Along Rights provided by this Section 5 do not limit or restrict the Participation Rights provided by Section 16.

              (b) Notice of Transfer.  A Selling  Stockholder  shall deliver a
                  ------------------
notice to the Company and each other Stockholder of each proposed sale of shares of Common Stock (the "Notice of Transfer") at least fifteen (15) business days prior to the closing of such purchase and sale. A Notice of Transfer shall contain the information required to be included in a Notice of Offer and a statement that the third party purchaser has been informed of the Tag-Along Rights provided for in this Section 5 and has agreed in writing to purchase the shares of Common Stock in accordance with the terms of this Agreement including, without limitation, the Tag-Along Rights provided by this
Section 5.

              (c)  Exercise of  Tag-Along  Rights.  A  Tag-Along  Right may be
                   ------------------------------
exercised by a Stockholder by delivery of a notice to the Company and the Selling Stockholder to such effect (the "Tag-Along Notice") within ten (10) business days after receipt of the Notice of Transfer. The Tag-Along Notice shall state the number of Shares of such Stockholder to be sold to such third party purchaser or the purchasing Institutional Stockholder. Any Shares purchased from a Stockholder pursuant to this Section 5 shall be at a price and upon such other terms which are no less favorable to such Stockholder than that contained in the Notice of Transfer.

          6. Bring-Along Rights.
             ------------------

              (a) Sale by  Institutional  Stockholders.  If the  Institutional
                  ------------------------------------
Stockholders propose to sell all or a pro rata portion of their respective shares of Common Stock to the same third party purchaser(s) or its Affiliates (which, in each case are not an Affiliate of either Institutional Stockholder and whether resulting from the exercise of their respective Tag-Along Rights or otherwise), including a proposed sale of the Company by the sale or exchange of all or substantially all the Stockholders' shares of Common Stock, a merger, consolidation, recapitalization or otherwise, such third party purchaser and each Institutional Stockholder shall have the right, but not the obligation (the "Bring-Along Right") upon five (5) business days' prior notice, to require Rabinowitz to participate in such sale in the same manner, at the same purchase price per share, on the same closing date and on the same other terms and conditions as the Institutional Stockholders, as follows:

                   (i) if the proposed sale of shares of Common Stock is a sale of all shares of Common Stock held by the Institutional Stockholders, the third party purchaser or the Institutional Stockholders may require Rabinowitz to sell all, but not less than all, of its shares of Common Stock to such third party purchaser;

                   (ii) if the proposed sale of shares of Common Stock is a sale of less than all of the shares of Common Stock owned by the Institutional Stockholders, the third party purchaser or the Institutional Stockholders may require Rabinowitz to sell the same percentage, but not less than the same percentage, of its shares of Common Stock as the Institutional Stockholders propose to sell to such third party purchaser; and

                   (iii) on the closing date specified for the purchase and sale of Rabinowitz' shares of Common Stock pursuant to the exercise by such third party purchaser or an Institutional Stockholder of its Bring-Along Right at the offices of the Company (x) the party purchasing such shares of Common Stock shall pay the aggregate purchase price for such shares to Rabinowitz on the same terms and conditions as regards the other Stockholders by wire transfer of immediately available funds and (y) Rabinowitz shall deliver to such purchaser the stock certificate or certificates representing all such shares free and clear of any Liens (but such shares of Common Stock shall continue to be subject to the terms and provisions of this Agreement) duly endorsed in blank, or accompanied by stock powers duly executed in blank, together with all required stock transfer tax stamps affixed.

          7. Rabinowitz Put Option. Subject to the limitations set forth in this Section 7, RMI hereby grants Rabinowitz the right and option, but not the obligation (the "Rabinowitz Put Option"), to require RMI to purchase all, but not less than all, of the Rabinowitz Put Shares (as defined by Section 23) which have not been subsequently Transferred as follows:

              (a) Exercise Period. At any time during the period commencing on
                  ---------------
the date that is one year after the date hereof and ending on the date that is five (5) years after the date hereof, Rabinowitz shall have the Rabinowitz Put Option with respect to all, but not less than all, of the Rabinowitz Put Shares.

              (b) Suspension of the  Rabinowitz Put Option.  In the event that
                  ----------------------------------------
the purchase of shares of Common Stock pursuant to Rabinowitz Put Option would: (i) violate applicable law; or (ii) conflict with the Bring-Along Right provided for in Section 6, the Rabinowitz Put Option shall be suspended; provided, however, that when applicable law or the Bring-Along Right no longer prohibits the purchase of such shares of Common Stock, the Rabinowitz Put Option shall be reinstated with the same effect as if it had become exercisable on the date such suspension had become effective.

              (c)  Termination of the  Rabinowitz Put Option.  Notwithstanding
                   -----------------------------------------
the provisions of Section 2, the Rabinowitz Put Option shall terminate the earlier of date that: (i) RMI is obligated to sell all of its shares of Common Stock in accordance with Sections 4, 5 or 9, or otherwise in a bona fide transaction; provided that a notice of such proposed sale is delivered to Rabinowitz at least fifteen (15) business days prior to the closing of such purchase and sale (in the event such sale is not consummated the Rabinowitz Put Option shall continue); or (ii) the date of an IPO by the Company of not less than fifty (50%) percent of the then issued and outstanding shares of Common Stock on a fully diluted basis after giving effect to such IPO.

              (d)  Manner  of  Exercise  of the  Rabinowitz  Put  Option.  The
                   -----------------------------------------------------
Rabinowitz Put Option shall be exercised by Rabinowitz delivering to RMI a notice to such effect which notice shall specify the date for the closing of the purchase and sale of Rabinowitz's shares of Common Stock, which date shall be not less than ten (10) nor more than fifteen (15) business days after the date such notice is delivered to RMI.

              (e) Purchase  Price of Shares.  The aggregate  purchase price at
                  -------------------------
which shares of Common Stock shall be purchased pursuant to the Rabinowitz Put Option shall be the Fair Market Value of such shares determined in accordance with Section 17 (which definition does not apply a minority interest discount to such shares).

              (f) Closing of the  Rabinowitz  Put Option.  On the closing date
                  --------------------------------------
specified in accordance with Section 7(d) at the offices of the Company: (i) RMI shall pay the aggregate purchase price of the shares of Common Stock to be purchased pursuant to the Rabinowitz Put Option by wire transfer of immediately available funds; and (ii) Rabinowitz shall deliver to RMI the stock certificate or certificates representing all the shares of Common Stock to be purchased pursuant to the Rabinowitz Put Option free and clear of any Liens (but such shares of Common Stock shall continue to be subject to the terms and provisions of this Agreement) duly endorsed in blank, or accompanied by stock powers duly executed in blank, together with all required stock transfer tax stamps affixed.

              (g)  Termination  Date.  The  provisions of this Section 7 shall
                   -----------------
survive the termination of this Agreement.

          8.  Governance.
              ----------

              (a) Covenant by Each Stockholder. Each Stockholder hereby agrees
                  ----------------------------
to take at any time and from time to time all action necessary (including, without limitation, voting the shares of Common Stock owned by him or it (in person or by proxy), calling special meetings of stockholders and executing and delivering written consents in lieu thereof) to effect the provisions of this Section 8:

              (b) Board of Directors.
                  ------------------

                   (i) Subject to the provisions of this Agreement, the Board of Directors shall manage the business and affairs of the Company in accordance with the Certificate of Incorporation and By-Laws of the Company and the Delaware General Corporation Law (the "DGCL").

                   (ii) During the Supermajority Effective Period, the requirements for a quorum for the transaction of any business at any meeting of the Board of Directors of Interoffice, any direct or indirect subsidiary of Interoffice, and of the Company shall be a majority of the entire Board of Directors (but including at least one (1) RMI Designee (as defined below) and one (1) JAH Designee (as defined below)) and, subject to Section 8(e) and 8(f), requirements for action of, or by, each of the Board of Directors as aforesaid shall be a majority of the directors of the entire Board of Directors at a meeting duly called and held and at which a quorum is present; alternatively each of the Board of Directors may act by unanimous written consent. Any meeting of each of the Board of Directors may be held by telephone conference call so long as the applicable quorum requirements are met.

                   (iii) Subject to Section 8(b)(iv) and (v), the Board of Directors of Interoffice, any direct or indirect subsidiary of Interoffice, and of the Company shall consist of three designees of RMI (the "RMI Designees") and two designees of JAH ("JAH Designees"). On the date hereof, one of the JAH Designees shall be Jon L. Halpern and one of the RMI Designees shall be Scott Rechler.

                   (iv) During the Supermajority Effective Period, from time to time, the Board of Directors may be expanded by a majority vote of the entire Board of Directors to provide for 3:2 proportionate representation of the RMI and JAH Stockholder constituencies, and each Stockholder agrees to vote all of his or its shares of Common Stock for the election of the designee or designees of each constituency; provided, that the size of the Board of Directors shall be subject to the reasonable limitations fixed from time to time by RMI and JAH.

                   (v) During the Supermajority Effective Period, if a third party investor in the Company requires a designee on the Board of the Directors and such investment is approved in accordance with
          Section 8(e), if applicable, and Section 8(b)(iv), then the Board of Directors shall be expanded so as to include such third party investor designee and provide for 3:2 proportionate representation of the RMI and JAH Stockholder constituencies, and each Stockholder agrees to vote all of his or its shares of Common Stock for the election of such designees.

                   (vi) If at any time, RMI or JAH desires to remove any or all of its respective designees, with or without cause, upon notice of such determination, each Stockholder shall vote all of his or its shares of Common Stock to remove such designees. If at any time RMI or JAH desires to elect a successor to any of its respective designees, including any designee who has been removed with or without cause, each Stockholder shall vote all of his or its shares of Common Stock for the election of such successor or successors.

              (c) Business of Company;  Business of Interoffice.  The business
                  ---------------------------------------------
of the Company shall be limited to holding the record and beneficial ownership of all of the equity interests in Interoffice and the management of such investment. The Company shall cause the Board of Directors of Interoffice and all subsidiaries of Interoffice or any other subsidiary, direct or indirect, of the Company to include each of the directors of the Company and only such directors. The membership of any committee of the Board of Directors of Interoffice and all subsidiaries of Interoffice or any other subsidiary, direct or indirect, of the Company shall initially include Jon L. Halpern, Scott Rechler and shall include such other individuals mutually agreeable to the RMI Designees and the JAH Designees. The Company shall not permit Interoffice or any subsidiary of Interoffice or any other subsidiary of the Company to issue and sell any security or other equity interest (including phantom interests) in Interoffice or other such subsidiary or grant any option, warrant or right which is or may be converted or exchanged into any such security or interest. The Company shall not sell or otherwise Transfer any interest in its shares of common stock of Interoffice or any subsidiary of Interoffice or any other subsidiary of the Company except in accordance with
Section 8(e)(xi). The Company shall cause the business and commercial activities of Interoffice to be limited to the Executive Suite Business unless otherwise modified in accordance with Section 8(e).

              (d)   Co-Chairman  of  the  Board  of  Directors.   The  initial
                    ------------------------------------------
Co-Chairman of the Board of Directors of each of the Company and Interoffice shall be Jon L. Halpern and Scott Rechler. During the Supermajority Period, the successor to Jon L. Halpern shall be a JAH Designee and the successor to Scott Rechler shall be a RMI Designee. Subject to Section 8(e), the Co-Chairmen or the executive officers, as directed by the Board of Directors of the Company and Interoffice and in accordance with the By-Laws of the Company or Interoffice, as the case may be, shall have the full authority to direct and carry on the day-to-day business, activities and operations of the Company and Interoffice, including, without limitation, the hiring of employees, the authorization, execution and delivery of contracts in the name and stead of the Company, retention of consultants, agents and accountants, develop policies and procedures, propose business plans and develop business strategies; provided, however, that the selection of accountants and all financial reporting and tax matters pertaining to the Company shall be subject to the approval of RMI, which approval shall not be unreasonably withheld. The Co-Chairmen shall act collectively and each shall be vested with the customary powers granted to a chairman of a corporation. Subject to the terms and conditions of this Agreement, the Co-Chairmen shall implement the policies and directives of the Company, its business plans, budgets and actions, all as established by the Board of Directors from time to time, and in connection therewith shall direct the chief executive officer and the officers of the Company with respect to such implementation and with respect to the day-to-day operations of the Company and Interoffice (and all the direct and indirect subsidiaries of the Company). In connection therewith the Co-Chairmen shall also each be officers of the Company (and of all the direct or indirect Subsidiaries of the Company).

              (e)  Significant   Decisions.   Notwithstanding  any  provisions
                   -----------------------
contained  in  this  Agreement  to  the  contrary,  during  the  Supermajority
Effective Period, no act shall be taken, sum expended, decision made, or obligation incurred by on or behalf of the Company except with the affirmative consent (a "Supermajority Vote") of at least one of the RMI Designees and one of the JAH Designees with respect to any of the following matters (each, a "Significant Decision"), unless JAH shall have consummated a Syndication which violates the terms and provisions of Section 3(b)(v):

                   (i) The voluntary liquidation or dissolution (including the filing of a Certificate of Dissolution with the Delaware Secretary of State) of the Company or Interoffice or the winding-up the business of the Company or Interoffice;

                   (ii) Any transaction between the Company or Interoffice (on the one hand) and RMI or JAH or any of their respective Affiliates (on the other hand) which requires the Company or Interoffice to pay or distribute any cash amounts or incur any indebtedness or obligation for the payment or money or transfer of any material amount (individually or in the aggregate) of goods or services other than (I) dividend distributions made in accordance with Section 12,
          (II) such other transactions in which RMI or JAH or any such Affiliate is acting solely in its capacity as a stockholder of the Company or exercising its stockholder rights under the DGCL or this Agreement (including the payment of the fees and disbursements of Nominated Investment Banks in connection with the determination of the fair market value of the Company or the shares of Common Stock of any Stockholder) or (III) any transaction or transactions which during a fiscal year of the Company requires a payment, distribution or incurrence by the Company or Interoffice or any such Affiliate of an aggregate amount of not more than $20,000; provided, that the Company shall reimburse RMI and JAH for all costs and disbursements related to the acquisition of Interoffice promptly upon presentment of appropriate documentation evidencing payment of such costs or disbursement;

                   (iii) The issuance and sale of any securities or other equity interests (including phantom interests) in the Company or the grant of any options, warrants, rights or other equity interests or debt obligations which are or may be converted or exchanged for any such securities or interests other than in accordance with Section 10, which (x) with respect to any separate and distinct transaction exceeds 15% of the shares of Common Stock on a fully diluted basis immediately prior to such transaction or (y) with respect to all such transactions exceeds in the aggregate 25% of the shares of Common Stock on a fully diluted basis immediately prior to the first of such transactions;

                   (iv) The expansion of the Board of Directors of the Company or Interoffice other than pursuant to Sections 8(b)(iv) or 8(c);

                   (v) The hiring (but not terminating) of the (x) Chief Executive Officer or Chief Operating Officer (whichever office has superior authority and responsibilities) or (y) the Chief Financial Officer of the Company;

                   (vi) Commencing any business or line of business other than the Executive Suite Business or which is inconsistent with the business plan of the Company or Interoffice or making any material changes to (x) the nature of the business of the Company or (y) the certificate of incorporation or by-laws of the Company or Interoffice;

                   (vii) Changing the name of the Company;

                   (viii) The incurrence of any indebtedness of the Company or Interoffice or the refinancing of any such indebtedness which, on a pro forma basis including any such proposed transaction, results in a consolidated ratio of total debt to total equity that is less than 50% or more than 75% at the time of any such event or transaction;

                   (ix) The filing of a registration statement with the Securities and Exchange Commission registering any shares of Common Stock or other equity securities of the Company or any of its direct or indirect subsidiaries;

                   (x) The recapitalization, change in number of shares of Common Stock, exchanges, conversions or redemption of the equity of the Company or Interoffice other than in accordance with the terms and provisions of this Agreement, including Sections 4, 5, 6, 7, 9 or 10;

                   (xi) The merger, consolidation or sale of all or substantially all of the assets of the Company or Interoffice, other than the merger of Interoffice with and into the Company or the sale or exchange of any shares of common stock or other equity securities of Interoffice; provided, however, that if JAH shall have at any time prior to the date of such proposed transaction (x) exercised its FR Right or Buy/Sell Right and (y) failed to purchase RMI's shares of Common Stock with respect to such FR Right or Buy/Sell Right other than as a result of an Excused Condition, then such transaction may be approved by a majority vote of the Board of Directors, excluding the votes of JAH Designees;

                   (xii) Any transaction which results in the Stockholders (as a group) no longer controlling (by ownership of voting securities, contract or otherwise) the management and affairs of the Company and of Interoffice whether by the ownership of equity securities, contract or otherwise;

                   (xiii) The approval of any capital expenditures (as defined by generally accepted accounting principles) by the Company or Interoffice which shall be incurred with the reasonable expectation that such expenditure will cause an increase in the consolidated net operating income thereof and which is generally considered by real estate investment industry professionals as an "incremental capital expenditure" (each, an "Incremental Expenditure");

                   (xiv) The approval of any capital expenditures which are not Incremental Expenditures but which are extraordinary costs or are in excess of an amount that is then customary and reasonable for the replacement of capitalized assets of the Company or Interoffice resulting from reasonably estimated wear and tear and depreciation;

                   (xv) The equity investment in, or the acquisition of any business including, without limitation, any executive office center which will be managed and serviced by Interoffice in a manner consistent with past practices; and

                   (xvi) The merger or incorporation of all or part of the operations of the Company or of Interoffice or any direct or indirect subsidiary of the Company, including, without limitation, bookkeeping and accounting operations, into the operations of RMI or any of its Affiliates.

              (f) Leverage of the Company and Interoffice.  It is acknowledged
                  ---------------------------------------
and agreed that prior to the date that the Securities and Exchange Commission declares effective a registration statement that registers any shares of Common Stock or other equity securities of the Company or Interoffice under the 1933 Act, the Stockholders intend, to the extent commercially reasonable, that the Company and Interoffice shall be leveraged with third party non-recourse debt financing (except for recourse as to the Company or Interoffice itself) at a consolidated ratio of assets to liabilities of not greater than 50%. Accordingly, prior to such date, the Company shall use its commercially reasonable efforts to obtain such non-recourse financing (whether unsecured, secured by asset based financing, securitization, sale-leaseback transactions or otherwise) on all transactions by Interoffice and the Company in an amount of debt equal to a minimum of 50% of the net purchase price (including taxes, fees, installation and other related fees and disbursements) of the assets so purchased (the amount of such financing provided to the Company on a non-recourse basis being referred to herein as the "Subsequent Acquisition Financing").

              (g) Third  Party  Financing  Not  Available.  In the event  that
                  ---------------------------------------
within thirty (30) days after the approval by the Board of Directors of a transaction or acquisition requiring Subsequent Acquisition Financing, RMI is unable to identify a third party that is ready, willing and able to execute definitive documents to fund such Subsequent Acquisition Financing on commercially reasonable terms, then commencing on the fifth (5th) business day after such thirty (30) day period (unless RMI provides a notice that it has obtained such Subsequent Acquisition Financing) each of JAH and Rabinowitz shall have the right, but not the obligation, within a further thirty (30) day period to obtain a commitment letter from a third party lender that is ready, willing and able to execute definitive documents and fund such Subsequent Acquisition Financing within thirty (30) days after the date of such commitment letter. In the event that JAH or Rabinowitz obtains such commitment letter from a third party lender for such Subsequent Acquisition Financing and within ten (10) business days after the delivery thereof to the Company RMI does not approve such financing transaction (i.e., does not approve the execution and delivery by the Company of such commitment letter), then the Company shall deliver a Capital Call Notice (as defined by Section 10) in accordance with the terms and provisions of Section 10 for an aggregate amount equal to the net aggregate amount that would have been received from such third party lender and RMI shall, or shall cause an Affiliate of RMI to, loan to each of JAH and Rabinowitz, on the same terms and conditions as JAH or Rabinowitz, as the case may be, would have received from such third party lender, an amount of cash sufficient for such Stockholder to purchase one hundred percent (100%) of its respective amount of the Additional Shares to be purchased by such Stockholder pursuant to Section 10 (such Capital Call being referred to herein as a "Subsequent Acquisition Financing Call"). In the event that JAH and Rabinowitz are unable to provide such commitment letter from a third party lender for such Subsequent Acquisition Financing within such thirty (30) day period, then the Company shall deliver a Subsequent Acquisition Financing Call and RMI shall loan to each of JAH and Rabinowitz an amount of cash sufficient to purchase one hundred percent (100%) of their respective amount of such Additional Shares; such loan shall have an interest rate equal to twelve (12%) per annum, compounded monthly, and a maturity date of six (6) months after the date such loan is funded; provided, that Rabinowitz may, in its sole discretion, elect to finance its original purchase of Common Stock through a Initial Capital Loan pursuant to the provisions of
Section 13(b). Each of JAH and Rabinowitz agrees to use the proceeds of such loan solely to purchase such Additional Shares. Each such loan by RMI shall be evidenced by a promissory note which limits the recourse of RMI to such Additional Shares. Each of JAH and Rabinowitz shall execute and deliver such promissory note, a security agreement and such other documentation as reasonably requested by RMI to evidence and perfect such loan and security interest. In the event that JAH or Rabinowitz, as the case may be, defaults on the payment terms of any such loan (that is, unless the entire principal balance and interest of the loan is paid in full on or prior to the maturity date of such loan), then such Stockholder shall Transfer to RMI the Additional Shares so purchased on the maturity date of such loan resulting in the dilution of such defaulting Stockholder on a fair market value basis in accordance with the provisions of Section 10. It is acknowledged and agreed that: (i) during the time that any such Stockholder has an outstanding obligation under this Section 8 owed to RMI, distributions of dividends shall be made in accordance with Section 12(b); and (ii) the provisions of this
Section 8(g) do not in any way limit or restrict the provisions of Section 13.

              (h) REC Call Option. Notwithstanding any provisions contained in
                  ---------------
this Agreement to the contrary, the Board of Directors of the Company may approve the exercise of the REC Call Option by the vote or consent of the JAH Designees without the vote or consent of any of the RMI Designees and RMI hereby agrees to waive the requirements of quorum for the approval or consent of the exercise of the REC Call Option.

              (i) Initial Acquisition Loan. It is acknowledged and agreed that
                  ------------------------
the Company intends to obtain third-party financing for not less than fifty percent (50%) of the Stockholder's pro rata share (with respect to each, its "Initial Acquisition Loan Portion") of the Aggregate Acquisition Price (as defined in Section 13). Accordingly, RMI shall use its commercially reasonable efforts to identify a third party willing and able to execute definitive documents to provide such financing to each Stockholder on commercially reasonable terms on or prior to December 31, 1997 (such financing of approximately fifty (50%) percent of the Aggregate Acquisition Price pursuant to this Section 8(i) being referred to herein as the "Initial Acquisition Loan"). In the event that RMI is unable to identify a third party willing and able to execute definitive documents to fund the Initial Acquisition Loan on commercially reasonable terms, then each of JAH and Rabinowitz shall have the right, but not the obligation, on or prior to January 29, 1998, to obtain a commitment letter from a third party lender that is ready, willing and able to execute definitive documents and fund the Initial Acquisition Loan on or prior to the Funding Date (as defined by Section 13). In the event that JAH or Rabinowitz obtains such commitment letter from a third party lender for the Initial Acquisition Loan and on or prior to the Funding Date RMI does not approve such financing transaction, then RMI shall, or shall cause an Affiliate of RMI to, loan to each of JAH and Rabinowitz, on the same terms and conditions as JAH or Rabinowitz, as the case may be, would have received from such third party lender, an amount of cash sufficient for such Stockholder to fund its Initial Acquisition Loan Portion to the Company in accordance with the provisions of this Section. In the event that JAH and Rabinowitz are unable to so provide such commitment letter from a third party lender for the Initial Acquisition Loan, then RMI shall loan to each of JAH and Rabinowitz an amount of cash equal to their respective Initial Acquisition Loan Portion (assuming a loan of 50% of the Aggregate Acquisition Price); such loan shall have an interest rate equal to twelve (12%) per annum, compounded monthly, and a maturity date of July 29, 1998; provided, that Rabinowitz may, in its sole discretion, elect to finance its original purchase of Common Stock through an Initial Capital Loan pursuant to the provisions of Section 13(b). Each of JAH and Rabinowitz agrees to use their respective proceeds of the Initial Acquisition Loan (whether funded by a third party lender or RMI or any of its Affiliates) solely to contribute such funds to the Company as a capital contribution. If the Initial Acquisition Loan is made by RMI, then such loan shall be evidenced by a promissory note which limits the recourse of RMI to the number of shares of Common Stock (the "Initial Pledged Shares") of such Stockholder equal to the number of shares of Common Stock owned on the date hereof multiplied by a fraction, the numerator of which is the amount of the Initial Acquisition Loan funded by RMI (or such Affiliate) to such Stockholder and the denominator of which is equal to such Stockholder's Initial Acquisition Loan Portion. Each of JAH and Rabinowitz shall execute and deliver such promissory note, a security agreement and such other documentation as reasonably requested by RMI to evidence and perfect such loan and security interest. In the event that JAH or Rabinowitz, as the case may be, defaults on the payment terms of any such loan (that is, unless the entire principal balance and interest of the loan is paid in full on or prior to the maturity date of such loan), then such Stockholder shall Transfer on the maturity date of such loan to RMI the number of shares of Common Stock equal to the number of Initial Pledged Shares resulting in the dilution of such defaulting Stockholder on a capital contribution basis. It is acknowledged and agreed that on or prior to the Funding Date JAH and Rabinowitz shall also be entitled to exercise their respective Loan Options pursuant to Section 10(h) and
Section 10(i) hereof with respect to their pro rata share of the Aggregate Acquisition Price not financed by the Initial Acquisition Loan Portion on or prior to the Funding Date; (ii) during the time that any such Stockholder has an outstanding obligation under this Section 8(i) owed to RMI, distributions of dividends shall be made in accordance with Section 12(b); and (iii) the provisions of this Section 8(i do not in any way limit or restrict the provisions of Section 13.

              (j)  Continued  Efforts.  Notwithstanding  anything set forth in
                   ------------------
Section 8 to the contrary, in the event that JAH and Rabinowitz are unable to procure a commitment letter for the Subsequent Acquisition Financing or the Initial Acquisition Loan, as the case may be, (or close such loan) from a third party lender, and regardless of whether JAH or Rabinowitz accepts a loan pursuant to the provisions hereof, RMI and the Company shall continue to exercise all commercially reasonable efforts to obtain the Subsequent Acquisition Financing or the Initial Acquisition Loan. Upon procuring such third party financing, the proceeds thereof shall be used to refinance and retire the loan made by RMI pursuant to this Section 8 (or return any equity contributed by JAH or Rabinowitz if the same is utilized in lieu of such loan pursuant to this Section 8).

              (k) Declination. Notwithstanding anything in this Agreement, any
                  -----------
Stockholder may decline the right to receive from RMI either Subsequent Acquisition Financing or the funding of its Initial Acquisition Loan Portion.

          9.  Deadlock Regarding Significant Decisions; Buy/Sell Option.
              ---------------------------------------------------------

              (a) Buy/Sell Right.  (i) Each  Institutional  Stockholder  shall
                  --------------
have the right (the "Buy/Sell Right") to cause (x) the sale of all of such Institutional Stockholder's shares of Common Stock or (y) the purchase of all of the other Institutional Stockholder's shares of Common Stock in the event of a Deadlock (as defined by Section 9(b) but other than an Affiliate transaction in accordance with Section 8(e)(ii) or a change in the name of the Company in accordance with Section 8(e)(vii)) regarding a Significant Decision; and (ii) RMI (but not JAH) shall have a Buy/Sell Right in the event of a Transfer of Interest to a Pledgee other than a limited security interest in JAH's shares of Common Stock as, and to the extent permitted by Section 3(b), in each case, upon the terms and conditions set forth in this Section 9.

              (b)  Significant   Decision   Deadlock.   If  an   Institutional
                   ---------------------------------
Stockholder (the "Initiating Stockholder") requests the approval of a Significant Decision by the other Institutional Stockholder (the "Deciding Stockholder") in accordance with the terms hereof or the By-laws of the
Company and such Significant Decision is not approved because the Deciding Member did not vote (or execute and deliver a written consent) in favor of such Significant Decision by the Supermajority Vote on or prior to five (5) business days after such request (a "Deadlock"), whether at a meeting of the Board of Directors duly called in accordance with the By-Laws of the Company or by an action by written consent in lieu thereof, then on or prior to thirty
(30) days after the expiration of such five (5) business day period the Initiating Stockholder shall be entitled to deliver a notice (the "Warning Notice") to the Deciding Stockholder specifying in such notice the Significant Decision that is the subject of such Deadlock and that the Initiating Stockholder intends to deliver to the Deciding Stockholder a notice (the "Buy/Sell Notice") requiring the Deciding Stockholder to (x) purchase all, but not less than all, of the shares of Common Stock of the Initiating Stockholder or (y) sell to the Initiating Stockholder all, but not less than all, of the shares of Common Stock of the Deciding Stockholder, in each case, at a stated cash purchase price per share (the "Buy/Sell Price") specified in such Buy/Sell Notice to be paid on the Buy/Sell Closing Date (as defined by Section 9(h)); provided, that concurrently with the delivery of a Warning Notice, the Initiating Stockholder shall provide a notice (the "Sealed Price Notice") to an investment bank listed on Schedule A attached hereto (each, a "Nominated Investment Bank") specifying the Buy/Sell Price determined by the Initiating Stockholder, in its sole discretion, it being acknowledged and agreed that the Nominated Investment Bank shall be instructed to: (i) read the Sealed Price Notice for the limited purpose of verifying that such notice has included a Buy/Sell Price; (ii) promptly provide a notice to each Institutional Stockholder if such notice does not include such Buy/Sell Price; (iii) hold such Buy/Sell Price and all other information included in the Sealed Price Notice in strict confidence; and (iv) not disclose such Buy/Sell Price to the Deciding Stockholder except pursuant to Section 9(d).

              (c) Transfer of JAH Common Stock to a Pledgee.  In the event JAH
                  -----------------------------------------
effects a Transfer of Interest to a Pledgee other than as permitted pursuant to the terms of Section 3(b)(iv), RMI shall have the right, but not the obligation, to deliver a Buy/Sell Notice to JAH and such Pledgee (without the requirement to deliver a Warning Notice or a Sealed Price Notice) at any time prior to the date that is three (3) months after the date RMI receives notice of such Transfer of Interest. For the purposes of this Agreement, if RMI so deliverers a Buy/Sell Notice to JAH, RMI shall be the Initiating Stockholder and the Pledgee or JAH (or both, whichever person has record ownership to such shares of Common Stock) shall be the Deciding Stockholder.

              (d) Delivery of the Buy/Sell  Notice.  Upon receipt of a Warning
                  --------------------------------
Notice, the Deciding Stockholder shall have three (3) business days to approve such Significant Decision or otherwise amicably resolve such Deadlock. In the event that at the close of business at the end of such three (3) business day period, the Deadlock has not been resolved by a writing signed and delivered by both Institutional Stockholders, the Initiating Stockholder shall deliver a Buy/Sell Notice to the Deciding Stockholder which notice shall specify a Buy/Sell Price (which shall be equal to the Buy/Sell Price specified in the Sealed Price Notice) and, if a Buy/Sell Notice is so delivered, instruct the Nominated Investment Bank which received the Sealed Price Notice to deliver by telecopier and First Class U.S. Mail such Sealed Price Notice to the Deciding Stockholder. In the event that the Deadlock which is the subject of the Warning Notice has been amicably resolved within such three (3) business day period, then the Initiating Stockholder shall not have the right to deliver a Buy/Sell Notice with respect to such Deadlock and shall, instruct the Nominated Investment Bank which received the Sealed Price Notice to return or destroy such notice. In the event the Significant Decision is not amicably resolved within such three (3) business day period and the Buy/Sell Notice is not actually delivered for any reason, it nonetheless shall be deemed delivered by the prior delivery of the Sealed Price Notice to the Nominated Investment Banker and the Nominated Investment Bank shall deliver the Sealed Price Notice to the Deciding Stockholder promptly upon the request of the Deciding Stockholder (with the date of such delivery of the Sealed Price Notice to the Deciding Stockholder being deemed the date of delivery of the Buy/Sell Notice to the Deciding Stockholder).

              (e) Delivery of Response  Notice.  Within ten (10) business days
                  ----------------------------
after the delivery of a Buy/Sell Notice (including the deemed delivery to the Stockholder by the delivery to the Nominated Investment Bank), the Deciding Stockholder shall deliver a notice (the "Response Notice") to the Initiating Stockholder specifying either that:

                   (i) the Deciding Stockholder has elected to sell all, but not less than all, of its shares of Common Stock to the Initiating Stockholder at the all cash price specified in the Buy/Sell Notice, in which case, subject to Section 16, the Deciding Stockholder shall sell all, but not less than all, of the Deciding Stockholder's shares of Common Stock to the Initiating Stockholder at the Buy/Sell Price specified in the Buy/Sell Notice and the Initiating Stockholder shall purchase all, but not less than all, of the Deciding Stockholder's shares of Common Stock, and all, but not less than all, of the Rabinowitz Tag-Along Shares, if any, at a price per share equal to the Buy/Sell Price; or

                   (ii) the Deciding Stockholder has elected to purchase all, but not less than all, of the Initiating Stockholder's shares of Common Stock at the Buy/Sell Price specified in the Buy/Sell Notice, in which case, subject to Section 16, the Initiating Stockholder shall sell all, but not less than all, of the Initiating Stockholder's shares of Common Stock to the Deciding Stockholder at the Buy/Sell Price specified in the Buy/Sell Notice and the Deciding Stockholder shall purchase all, but not less than all of the Initiating Stockholder's shares Common Stock for cash, and all, but not less than all of the Rabinowitz Tag-Along Shares, if any, at a cash price per share equal to the Buy/Sell Price.

              (f) Buy/Sell  Deposit.  Upon exercise of the Buy/Sell Right, the
                  -----------------
purchasing Institutional Stockholder shall be irrevocably obligated to pay and deliver a deposit (the "Buy/Sell Deposit") to the selling Institutional Stockholder on or prior to five (5) business days after the delivery of the Response Notice, which deposit shall be as set forth below:

                   (i) if JAH is the purchasing Stockholder, the Buy/Sell Deposit shall equal the greater of (x) 5% of the aggregate Buy/Sell Price or (y) $300,000 (but not in excess of the aggregate Buy/Sell Price). The Buy/Sell Deposit shall consist of (x) a Cash Deposit payable to the order of RMI in the amount equal to not less than the lesser of the amount of the Buy/Sell Deposit or $2,000,000 and (y) either (A) a first priority security interest in, and pledge of, that number of JAH's shares of Common Stock such that the product of the Buy/Sell Price multiplied by such number of shares of Common Stock is equal to 1.5 times the amount that the Buy/Sell Deposit exceeds the amount the Cash Deposit, if any, or (B) a second priority security interest in, and a pledge of, all the shares Common Stock of the purchasing Institutional Stockholder, if the amount of the Buy/Sell Deposit is greater than the amount of the Cash Deposit actually paid.

                   (ii) if RMI is the purchasing Stockholder, the Buy/Sell Deposit shall equal 5% of the aggregate Buy/Sell Price consisting of
          (x) a Cash Deposit payable to the order of JAH in the amount equal to the lesser of the Buy/Sell Deposit or $3,000,000 and (y) either
          (A) a first priority security interest, and pledge of, that number of RMI's shares of Common Stock shares of Common Stock such that the product of the Buy/Sell Price multiplied by such number of shares of Common Stock is equal to 1.5 times the amount that the Buy/Sell Deposit exceeds the Cash Deposit if any, or (B) a second priority security interest in, and pledge of, all the shares of the Common Stock of the purchasing Institutional Stockholder, if the amount of the Buy/Sell Deposit is greater than the amount of the Cash Deposit actually paid.

                   (iii) if a Stockholder is required to deliver a security interest in, and pledge of, any of its shares of Common Stock, it will execute and deliver to the selling Stockholder such documents (including, without limitation, UCC Financing Statements and stock powers) as are reasonably required by the selling Institutional Stockholder to evidence and perfect such security interest and deliver the stock certificates representing such shares at the address specified in Section 24. It is acknowledged and agreed that any such security interest in, and pledge of, shares of Common Stock as collateral security provided in this Section shall be for the limited purpose of providing collateral for the amount of the Buy/Sell Deposit which is in excess of the Cash Deposit, if any. Accordingly, the selling Institutional Stockholder's right and interest in the purchasing Institutional Stockholder's shares of Common Stock shall not exceed the Deposit Defaulted Shares of the purchasing Institutional Stockholder.

              (g)  Deemed  Election  to Sell.  Notwithstanding  any  provision
                   -------------------------
contained herein to the contrary, in the event that the Deciding Stockholder has not delivered a Response Notice within the ten (10) business day period provided above, or has delivered a Response Notice exercising its right to purchase but has not delivered the Buy/Sell Deposit within the five (5) business day period provided above, then for purposes of this Agreement, the Deciding Stockholder shall be deemed to have made the election to sell all, but not less than all, of its shares of Common Stock and thereafter, subject to Section 16, the Deciding Stockholder shall sell all of its shares of Common Stock to the Initiating Stockholder at the Buy/Sell Price specified in the Buy/Sell Notice.

              (h) Closing of the Buy/Sell Right. Subject to Section 16, on the
                  ----------------------------
date (the "Buy/Sell Closing Date") that is (x) sixty (60) days, if RMI is the purchasing Institutional Stockholder or (y) six (6) months, if JAH is the purchasing Institutional Stockholder, in each case, after the date the Buy/Sell Notice is delivered, at the offices of the Company: (i) the purchasing Institutional Stockholder shall pay the aggregate Buy/Sell Price (less the amount of the cash portion of the Buy/Sell Deposit actually received by the selling Institutional Stockholder) to the selling Institutional Stockholder by wire transfer of immediately available funds; and (ii) the selling Institutional Stockholder shall deliver to the purchasing
Institutional Stockholder (x) the stock certificate or certificates representing all of its shares of Common Stock free and clear of any Liens (but such shares of Common Stock shall continue to be subject to the terms and provisions of this Agreement) duly endorsed in blank, or accompanied by stock powers duly executed in blank, together with all required stock transfer tax stamps affixed and (y) the non-cash portion of the Buy/Sell Deposit and all documents delivered to it in connection therewith. If Rabinowitz has exercised its Tag-Along Right to sell in accordance with Section 5, then on the Buy/Sell Closing Date at the offices of the Company simultaneously with the closing under the Buy/Sell Right (x) the purchasing Institutional Stockholder shall pay to Rabinowitz an amount of cash equal to the Buy/Sell Price multiplied by the number of Rabinowitz Tag Along Shares by wire transfer of immediately available funds and (y) Rabinowitz shall deliver to the purchasing Institutional Stockholder the stock certificate or certificates representing all of the Rabinowitz Tag Along Shares free and clear of any Liens (but such shares of Common Stock shall continue to be subject to the terms and provisions of this Agreement) duly endorsed in blank, or accompanied by stock powers duly executed in blank, together with all required stock transfer tax stamps affixed.

              (i) Failure to Close. (A) It is acknowledged and agreed that the
                  ----------------
Buy/Sell Deposit is intended to be a non-refundable deposit to secure the obligations of the purchasing Institutional Stockholder. Accordingly, if the Institutional Stockholder which pursuant to the terms hereof has elected to purchase or has become obligated to purchase the shares of Common Stock of the other Institutional Stockholder fails to close in accordance with Section 9(h) for any reason other than an Excused Condition the Buy/Sell Deposit shall be retained by the selling Institutional Stockholder as liquidated damages for the harm (which harm is acknowledged to not be readily measurable in damages) caused by the failure of the buying Institutional Stockholder to timely conclude its purchase and, to the extent that a portion of the Buy/Sell Deposit constituted a pledge of shares of Common Stock, the Deposit Defaulted Shares shall be transferred to the selling Institutional Stockholder. If the buying Institutional Stockholder that so fails to close is JAH, then: (i) RMI may, at any time within thirty (30) days after the Buy/Sell Closing Date, elect to buy JAH's entire remaining interest in the Company at the Buy/Sell Price specified in the prior Buy/Sell Notice, with the closing thereon to occur in accordance with Section 9(h) sixty (60) days after RMI delivers notice of its election to buy JAH's shares of Common Stock; or (ii) alternatively, RMI may, at any time within thirty (30) days after the Buy/Sell Closing Date, elect to sell the Company by the sale or exchange of the shares of Common Stock, a merger, consolidation, recapitalization, asset sale or otherwise, for an aggregate value per share not less than ninety-five (95%) percent of the Buy/Sell Price and on such other terms and conditions as are approved by the Board of Directors of the Company without the vote of the JAH Designees.

                   (B) If the Institutional Stockholder which pursuant to the terms hereof has elected to sell or has become obligated to sell its shares of Common Stock to the other Institutional Stockholder fails to close in accordance with Section 9(h) for any reason other than an Excused Condition, the other Institutional Stockholder shall have the remedy set forth in Section 28.

              (j) Assumption of Obligations. Any Institutional Stockholder who
                  -------------------------
purchases all of the remaining shares of another Institutional Stockholder pursuant to this Section 9, shall assume all of the liabilities and obligations of the selling Institutional Stockholder with regard to the Company and Interoffice, including, without limitation, any recourse obligations of such Stockholder to the Company (other than an obligation to pay to the Company the purchase price of shares of Common Stock).

          10.  Additional Contributions.
               ------------------------

              (a) Capital Call.  Subject to Section 11, it is acknowledged and
                  ------------
agreed that all future equity investments by the Stockholders in the Executive Suite Business of the Company or Interoffice shall be made through the Company. If, at any time and from time to time, the Board of Directors determines that the Company should contribute Necessary Funds (as defined below) to Interoffice or that the Company requires Necessary Funds, then a notice shall be given to all Stockholders (a "Capital Call Notice") stating the amount of the Necessary Funds required, the total number of Additional Shares (as defined by Section 10(c)) to be issued and sold and the NF per Share (as defined by Section 10(c)). For purposes of this Agreement, the term "Necessary Funds" means the amount of paid-in-capital, as determined by the Board of Directors in its reasonable discretion, required for the acquisition of Interoffice or for any equity investment in, or the acquisition or development of, an executive office center which will be managed and serviced by Interoffice in a manner consistent with past practices including, without limitation, all costs, fees, expenses, disbursements and expenditures for: (i) acquiring, leasing or renting real property, equipment, furnishings or other assets; (ii) brokerage commissions or other acquisition fees; (iii) legal fees and disbursements; (iv) relocation fees and moving and storage expenses; and
(v) improvements.

              (b) Capital Call Objectives.  The  Stockholders  acknowledge and
                  -----------------------
agree that each Stockholder shall be provided the opportunity to contribute up to its pro rata share of Necessary Funds to the Company and that Stockholders who do not contribute their respective pro rata share in full shall have their equity interest in the Company (as represented by their shares of Common Stock) diluted on a fair market value basis in accordance with the provisions of this Section 10. The following example illustrates the method by which the fair market dilution of equity interests shall be determined for the purposes of this Agreement:

                   (i) Assume that there are 1,000 issued and outstanding shares of Common Stock; that a Stockholder owns a 10% equity interest in the Company (100 shares); that the Fair Market Value of the Company determined in accordance with this Agreement prior to the Capital Call and the contribution of Necessary Funds is $4,000,000; that the Capital Call is for an aggregate contribution of Necessary Funds of $1,000,000; that such Stockholder does not contribute any Necessary Funds; and that each other Stockholder has contributed such Stockholder's portion of the Necessary Funds on a pro rata basis.

                   (ii) The provisions of this Section 10 would result in a dilution of such Stockholder as follows, subject to readjustment as a result of the operation of Section 10(h) below:

                        (A) The amount of the Capital Call  applicable  to the
                   Stockholder (10% * 1,000,000 or $100,000) divided by the fair market value of the Company prior to the Capital Call plus the amount of the Capital Call, assuming that the other Stockholders contribute the total amount of Necessary Funds ($4,000,000 fair market value plus the $1,000,000 contribution of Necessary Funds or $5,000,000); which equals 100,000 / 5,000,000 or 0.02 or 2%.

                        (B) The equity interest of such Stockholder  after the
                   dilution caused by it not contributing Necessary Funds is the equity percentage of such Stockholder prior to the Capital Call less the amount of such dilution, that is: 10% less 2%, which results in an equity percentage equal to 8% after the dilution of such Stockholder.

              (c) Determination of Number of Shares to be Issued and Sold. The
                  -------------------------------------------------------
Company shall obtain the Necessary Funds by the issue and sale of shares of Common Stock (the "Additional Shares"). The maximum number of Additional Shares which may be issued and sold shall be determined on the basis of the Fair Market Value of the issued and outstanding shares of Common Stock and shall equal: (i) the number of shares of Common Stock issued and outstanding prior to the Capital Call; (ii) multiplied by a fraction, the numerator of which is the aggregate amount of the Necessary Funds and the denominator of which is the Fair Market Value of the Company. Using the above illustration, the number of Additional Shares would equal 1,000 * ($1,000,000 / $4,000,000) or 250 shares. The purchase price per Additional Share (the "NF per Share") shall equal the aggregate amount of Necessary Funds to be contributed in accordance with the Capital Call Notice divided by the aggregate number of Additional Shares. Using the above illustration, the NF per Share would equal $1,000,000 / 250 or $4,000 per share. Accordingly, if all Additional Shares were issued and sold at the NF per Share the Company would obtain the total amount of the Necessary Funds.

              (d)  Pre-Emptive  Rights;  Subscription  for  Additional  Stock.
                   ----------------------------------------------------------
Within thirty (30) days after the date that a Capital Call Notice is delivered (the "Subscription Acceptance Period"), each Stockholder shall have the right, but not the obligation, to subscribe for the purchase of Additional Shares on a pro rata basis; that is up to the number of Additional Shares equal to: (i) the number of shares of Common Stock held by such Stockholder immediately prior to the Capital Call; (ii) multiplied by a fraction, the numerator of which is the number of Additional Shares and the denominator of which is the total number of issued and outstanding shares of Common Stock immediately prior to the Capital Call. The Company shall offer Additional Shares to the Stockholders in the manner stated in the Capital Call Notice at a purchase price per share equal to the NF per Share. Any Stockholder who provides the Company with a notice prior to the expiration of the Subscription Acceptance Period that it shall purchase all of the Additional Shares offered to such Stockholder in accordance with the terms and conditions stated in such Capital Call Notice is herein called a "Fully Subscribing Stockholder" and each other Stockholder is herein referred to as a "Non-Fully Subscribing Stockholder". Each Non-Fully Subscribing Stockholder who provides the Company with a notice prior to the expiration of the Subscription Acceptance Period that it will purchase some, but not all, of the Additional Shares offered to it is herein called a "Partly Subscribing Stockholder", and together with the Fully Subscribing Stockholder, the "Subscribing Stockholders".

              (e)  Notice  of   Subscription   Deficit.   Promptly  after  the
                   -----------------------------------
expiration of the Subscription Acceptance Period, the Company shall give notice to each Stockholder setting forth: (i) the name of each Non-Fully Subscribing Stockholder; (ii) the number of Additional Shares which each Non-Fully Subscribing Stockholder did not subscribe to purchase in accordance with the applicable Capital Call Notice; and (iii) the aggregate amount of Additional Shares which all of the Non-Fully Subscribing Stockholders declined to purchase pursuant to such Capital Call Notice (such total amount as the same may be reduced by any shares purchased by the Fully Subscribing
Stockholders in the manner hereinafter set forth is herein called the "Additional Subscription Shares"). Within ten (10) business days after the giving of such notice (the "Subscription Deficit Contribution Period"), the Fully Subscribing Stockholders shall have the right, but not the obligation, to subscribe for the purchase of the Additional Subscription Shares on a pro rata basis. Those Fully Subscribing Stockholders electing to subscribe for the purchase of Additional Subscription Shares shall provide a notice to the Company to such effect on or prior to the expiration of the Subscription Deficit Contribution Period. In the event that: (i) the Subscribing Stockholders subscribe for the purchase of all, but not less than all, of the Additional Shares; or (ii) the Subscribing Stockholders subscribe for a purchase of some, but not all, of the Additional Shares such that the aggregate proceeds from the issuance and sale of such Additional Shares together with any third party financing (which is approved in accordance with Section 8(e)(viii)) and the net proceeds from the issue and sale of shares of equity securities of the Company (which is approved in accordance with Section 8(e)(iii)) is sufficient, in the discretion of the Board of Directors, to consummate the transaction or acquisition which is the subject of such Capital Call Notice, then the Company shall provide a notice to each Subscribing Stockholder specifying the aggregate number of Additional Shares to be issued and sold and the name of each Subscribing Stockholder and the number of Additional Shares to be issued and sold to each such Subscribing Stockholder. Notwithstanding any provision of this Section 10 to the contrary, in the event that either JAH or RMI is a Non-Fully Subscribing Stockholder, then Additional Shares shall be issued and sold only with the consent of an RMI Designee and a JAH Designee.

              (f) Number of Additional  Shares.  It is acknowledged and agreed
                  ----------------------------
that for the purposes of determining the dilution pursuant to this Section 10, the number of Additional Shares shall equal the number of Additional Shares actually issued and sold with respect to the applicable Capital Call.

              (g) Subscription  Closing.  On the date (the  "Subscription  Due
                  ---------------------
Date") that the Additional Shares are issued and sold by the Company to the Subscribing Stockholders in accordance with the procedures described in the Capital Call Notice at the offices of the Company, the Company shall issue and deliver to each Subscribing Stockholder a stock certificate representing the number of Additional Shares which such Subscribing Stockholder subscribed for and such Stockholder shall pay to the Company by a wire transfer of immediately available funds an amount equal to such Additional Shares (including Additional Subscription Shares) multiplied by the NF per Share price.

              (h) Deemed  Loan by  Subscribing  Stockholders.  Notwithstanding
                  ------------------------------------------
anything in this Section 10 to the contrary, it is acknowledged and agreed that each of JAH and Rabinowitz shall have the right to have the amount of Necessary Funds relating to such Non-Fully Subscribing Stockholder that was paid by RMI as the Subscribing Stockholder treated as a loan. Accordingly, to provide the economic effect of the foregoing, each of JAH and Rabinowitz shall have the right, but not the obligation (the "Loan Option"), to at any time, on or prior to the date that is six (6) months after the Subscription Due Date to purchase all, but not less than all, of the Additional Subscription Shares relating to such Non-Fully Subscribing Stockholder actually purchased by RMI from RMI pro rata in accordance with the number of such Additional Subscription Shares purchased by such Subscribing Stockholders at a price per share equal to the NF per Share plus interest accruing from the Subscription Due Date to the closing date for the purchase and sale under the Loan Option at a rate equal to 12% per annum, compounded monthly. Each Non-Fully Subscribing Stockholder may exercise its Loan Option by notice to such effect to each Subscribing Stockholder, which notice shall specify the closing date for the purchase and sale under the Loan Option. On such closing date, the Non-Fully Subscribing Stockholder shall pay to each such Subscribing Stockholder the aggregate purchase price for Additional Subscription Shares (including interest) purchased in accordance with the Loan Option by wire transfer of immediately available funds to the account designated by such Subscribing Stockholder and each such Subscribing Stockholder shall deliver a stock certificate or certificates representing such Additional Subscription Shares to such Non-Fully Subscribing Stockholder free and clear of any Liens (but such shares of Common Stock shall continue to be terms and provisions of this Agreement) duly endorsed in blank, or accompanied by stock powers duly executed in blank, together with all required stock transfer tax stamps affixed. This Section 10(h) shall not apply to any Necessary Funds required in connection with the exercise of the REC Call Option.

              (i)   Capital   Call   Notice  and  Time   Periods  for  Initial
                    ----------------------------------------------------------
Acquisition. Notwithstanding any provision of this Section 10 to the contrary,
-----------
it is acknowledged and agreed that solely with respect to the acquisition of Interoffice by the Company, with respect to such initial acquisition and Loan Option, any Non-Fully Subscribing Stockholder shall be entitled to exercise its Loan Option with respect to any portion of the Aggregate Acquisition Price that has not been financed with an Initial Acquisition Loan and to purchase all of the shares of Common Stock actually purchased by the Subscribing Stockholders which such Non-Fully Subscribing Stockholder would have been entitled to purchase with respect to the Capital Call Notice, if any, issued by the Company in connection with the acquisition of Interoffice as if it had fully subscribed for the Additional Shares issued in connection with such Capital Call Notice. With respect to such initial acquisition and Loan Option, the Capital Call Notice and all periods of time specified above with respect to the Subscription Acceptance Period, Subscription Deficit Contribution
Period and the Subscription Due Date shall be deemed to have occurred or expired on and as of the Funding Date (as defined in Section 13(a)).

          11. Opportunities; Confidentiality; Noncompetition.

              (a) Opportunities.  Each Stockholder (other than RMI), on behalf
                  -------------
of itself and its respective Affiliates, hereby transfers to the Company all right, title and interest that such Stockholder or its Affiliates currently has or may have in all business opportunities in the Executive Suite Business. RMI on behalf of itself and its respective Affiliates, hereby transfers to the Company all right, title and interest that such Stockholder or its Affiliates currently has or may have in all business opportunities in the Executive Suite Business other than the REC Assets (as defined by Section 15). In furtherance of the foregoing, subject to Section 11(d), each Stockholder, on behalf of itself and its respective Affiliates, covenants and agrees that such Stockholder and such Stockholder's Affiliates shall conduct the Executive Suite Business solely for the benefit of the Company through Interoffice.

              (b)  Confidentiality.  Each  Stockholder  shall retain in strict
                   ---------------
confidence, and shall not use for any purpose whatsoever, or divulge, disseminate or disclose to any third party (other than in furtherance of the business purposes of Interoffice and the Company or as may be required by law) any proprietary or confidential information relating to the business of
Interoffice and the Company, including, without limitation, information regarding real property interests, financial information, real property space availability, development plans, distribution or franchising methods and channels, pricing information, business methods, management information systems and software, customer lists, supplier lists, leads, solicitations and contacts, know-how, show-how, inventions, improvements, specifications, trade secrets, agreements, research and development, business plans and marketing plans of Interoffice and the Company, whether or not any of the foregoing are copyrightable or patentable provided, that a Stockholder may in connection with a Syndication provide financial and other information with respect to the Company which is reasonably requested by any proposed Transferee in such Syndication and reasonably required for the evaluation of such financial investment if such person executes and delivers to the Company a confidentiality agreement in form and substance reasonably acceptable to the Company.

              (c)  Non-Competition.  Subject  to  Section  11(d),  each of the
                   ---------------
Stockholders, on behalf of itself and its respective Affiliates, hereby severally warrants, covenants and agrees with the Company and each other Stockholder that neither it nor its Affiliates will, during the applicable Restrictive Covenant Period (as defined below), directly or indirectly, without the prior written consent of the Company and each other Stockholder, engage in or be interested in any business which business is competitive with the business of Interoffice or the Company (i.e., the Executive Suite Business) in the countries where the Company or Interoffice has active operations, nor during such period shall it or its Affiliates retain or hire (on behalf of itself or any other person) any person who is or was an employee, consultant or agent of Interoffice or the Company (other than any such person whose duties do not include activities that are material to the management, administration or operations of such company's business) unless that person was in the employ of, or a consultant to or agent of, the Stockholder or any of its Affiliates prior to being so for Interoffice or the Company). For the purposes of this Agreement, a party shall be deemed to be directly or indirectly interested in a business if such party is or shall be engaged or affiliated directly or indirectly with such business as a stockholder, director, officer, employee, salesman, sales representative, agent, broker, partner, member, individual proprietor, lender, investor, consultant or otherwise, unless such interest is limited solely to the passive investment or beneficial ownership of twenty percent (20%) or less of the equity or debt of any company, as the case may be. For purposes of this Agreement, the "Restrictive Covenant Period" shall mean the period that commences on the date hereof and expires the earlier of the date that is: (i) one (1) year after the date that such Stockholder no longer owns, or has any beneficial interest in, any shares of Common Stock; or (ii) the date of an IPO of not less than twenty (20%) percent of the issued and outstanding shares of Common Stock on a fully diluted basis after giving effect to such IPO.

              (d)  Specified  Exclusions.  The  provisions  of this Section 11
                   ---------------------
shall not apply to RMI, JAH or any of their respective Affiliates as follows:

                   (i) Section 11 shall not apply to RMI with respect to executive office suite centers owned, leased, developed, operated or managed by Reckson Associates Realty Corp. ("Reckson"), RS or any of their respective Affiliates on the date hereof, provided, that Reckson, RS and RMI agree that any such executive office suite center shall be included in the Interoffice Network of executive office suites by assuming the trade dress and being operated as an Interoffice executive office suite center; provided, further, that Reckson, RSI, RMI or any of their respective Affiliates may provide services in addition to the customary and usual services provided by
          (A) Interoffice to the Interoffice executive office suite centers or
          (B) RMI, Reckson or RS or any applicable Affiliate thereof to any executive office suite centers, subject, in each case, to the right of first refusal of Interoffice to provide such additional services at the then prevailing market cost, terms and conditions.

                   (ii) If any JAH Designee does not vote (or execute and deliver a consent) in favor of the acquisition of or other investment in an executive office suite center by Interoffice or the Company (and such action results in such acquisition or investment not being approved), then RMI, Reckson, RSI or any of their respective Affiliates may effect such acquisition or investment and the provisions of this Section 11 shall not apply to such transaction; provided, that (x) such executive office suite center shall be included in the Interoffice Network of executive office suites by assuming the trade dress and being operated as an Interoffice executive office suite center, with RMI, Reckson, RS or such Affiliate paying to Interoffice the Interoffice Franchise Fee and (y) Interoffice provides such executive office suite center with all services similar to the services then provided by Interoffice to its executive office suite centers at the then prevailing market cost, terms and conditions; provided further, that Reckson, RSI or any of their respective Affiliates may provide services in addition to the customary and usual services provided by Interoffice to the Interoffice executive office suite centers subject to the right of first refusal of Interoffice to provide such additional services at the then prevailing market cost, terms and conditions.

                   (iii) If any RMI designee votes against the acquisition of an executive office suite center by Interoffice or the Company, then JAH or any of its Affiliates may acquire such executive office suite center and the provisions of this Section 11 shall not apply to such acquisition; provided, that (x) such executive office suite center shall be included in the Interoffice Network of executive office suites by assuming the trade dress and being operated as an Interoffice executive office suite center with JAH or such Affiliate paying to Interoffice the Interoffice Franchise Fee and (y) Interoffice provides such executive office suite center with all services similar to the services then provided by Interoffice to its executive office suite centers at the then prevailing market cost, terms and conditions; provided, further, that JAH or any of its
          Affiliates may provide services in addition to the customary and usual services provided by Interoffice to the Interoffice executive office suite centers subject to the right of first refusal of Interoffice to provide such additional services at the then prevailing market cost, terms and conditions.

                   (iv) With respect to executive office suite centers not owned, leased, developed, operated or managed by RMI, Reckson, RSI or any of their respective Affiliates on the date hereof, RMI, Reckson, RSI or such Affiliate may open such a new executive office suite center in any building located within the New York City
          Tri-State metropolitan region now or hereafter owned, leased, operated or managed by RMI, Reckson, RSI or any of their respective Affiliates unless on any future date that such building is so acquired or leased Interoffice operates an executive office suite center in such building; provided, that if Interoffice ceases to operate an executive office suite center in such building owned or leased by RMI, Reckson, RSI (or any of their respective Affiliates), except if RMI, Reckson or RSI has refused to permit Interoffice to renew Interoffice's lease on the prevailing market terms and conditions, then RMI, Reckson, RSI or any of their respective Affiliates may open an executive office suite center in such building (subject to paragraph 11(d)(i) above).

              (e) Interoffice  Network  Agreement.  Subject to any Interoffice
                  -------------------------------
network agreement that may be executed with either Institutional Stockholder or any of their respective Affiliates, the provisions of this Section 11 shall terminate on the day immediately following the first (1st) anniversary of the expiration of the Restrictive Covenant period; provided, however, that in the event the Restrictive Covenant Period has expired due to the failure of either Institutional Stockholder to own any shares of Common Stock, or any beneficial interest therein, the Institutional Stockholder, if any, that continues to hold shares of Common Stock, or a beneficial interest therein, may elect to terminate the provisions of this Section 11 and release from the Interoffice network any executive office suite centers purchased by the former Institutional Stockholder. Such election shall be made upon thirty (30) days' prior written notice to the former Institutional Stockholder, and shall be effective not earlier than six (6) months from the date upon which such Institutional Stockholder Transferred its last shares of Common Stock, or beneficial interest therein. Notwithstanding anything in this Agreement to the contrary, however, in the event that the Restrictive Covenant Period expires due to the failure of an Institutional Stockholder to hold any shares of Common Stock, or beneficial interest therein, and such failure is the result of a Pledgee or its successor succeeding to the interest of said Institutional Stockholder, then, in such event, the provisions of this Section 11 shall survive the termination of this Agreement.

              (f)  Survival.  The  provisions of this Section 11 shall survive
                   --------
the termination of this Agreement.

         12. Distributions.

              (a) Dividends. The Company shall cause Interoffice to distribute
                  ---------
by dividend to the Company, and the Company shall distribute by dividend to its stockholders, at such times as the Board of Directors shall determine, but not less than quarterly, an amount equal to all annual cash revenues less the amount of (i) cash payments for expenses, capital expenditures and investments and (ii) reserves for the current and future expenses for the operations of such corporation and its subsidiaries or liabilities in connection therewith over the ensuing twelve (12) month period and the current and future capital expenditures and investments for such twelve (12) month period taking in consideration anticipated revenues for such twelve (12) month period, in each case, determined in the reasonable discretion of the applicable Board of Directors in good faith. All costs associated with the acquisition of Interoffice shall be paid in full prior to any dividends being distributed.

              (b) Assignment of Dividend Payments.  Each of JAH and Rabinowitz
                  -------------------------------
hereby transfers, conveys and assigns to RMI all of such Stockholder's right, title and interest to the amount of any and all dividends receivable from the Company attributable to Additional Shares for which RMI made such Stockholder a loan in the amount such Stockholder owes to RMI pursuant to the terms and conditions of Sections 8(g), 8(i) or 13, and hereby irrevocably directs the Company to pay any such amounts to the order of RMI for the payment of such obligation: (i) first to the payment of accrued and unpaid interest; and (ii) then to the payment of the outstanding principal amount; provided, however, that deducted from the dividends to be paid to RMI shall be an amount sufficient to pay the combined federal, state or local income tax liability of the Stockholder who has taxable income as a result of such dividend (it being acknowledged and agreed that the state and local tax liability reduces the federal tax liability) computed at the highest marginal federal, state and local income tax rates without regard to the income, losses or deductions of the Stockholder which deduction for taxes shall be paid to the Stockholder who would have otherwise been entitled to such dividend.

          13. Payment of Initial Contributions; RMI Loan to Rabinowitz.
              --------------------------------------------------------

              (a) Payment of Initial Purchase Price. Subject to Section 13(b),
                  ---------------------------------
each Stockholder hereby covenants and agrees to pay and deliver to the Company on the date that the Company acquires Interoffice (the "Funding Date") pursuant to the Stock Purchase Agreement dated as of October 20, 1997 by and between Interoffice and the Company the percentage of the aggregate net purchase price of the shares of Common stock of Interoffice including, without limitation, related taxes, fees, expenses and disbursements (the "Aggregate Acquisition Price"), but less any amount of the Aggregate Acquisition Price financed in accordance with Section 8 and Section 10(h), set forth opposite its name below as additional paid-in-capital for the shares of Common Stock owned by such Stockholder on the date hereof by wire transfer of immediately available funds:

                         -------------------------------------- ---------------
                         Stockholder              Percentage of the Aggregate
                         -----------              ---------------------------
                                                  Acquisition  Price
                                                  ------------------
                         ------------------------ -----------------------------

                         RMI                      59.375%
                         ------------------------ -----------------------------

                         JAH                      23.750%
                         ------------------------ -----------------------------

                         Rabinowitz               11.875%
                         ------------------------ -----------------------------

                            TOTAL                 95.000%
                         ------------------------ -----------------------------


It is acknowledged and agreed that the aggregate amount of the contributions by the Stockholders party hereto shall equal 95% of the unfinanced Aggregate Acquisition Price and that, unless otherwise agreed by the partes hereto, Robert Rieger or his Affiliate shall on or prior to the Funding Date pursuant to the terms and conditions of a separate agreement contribute to the capital of the Company (as additional paid-in-capital) an amount equal to 5% of the unfinanced Aggregate Acquisition Price. In the event that Robert Rieger or such Affiliate does not so contribute 5% of the unfinanced Aggregate Acquisition Price on or prior to the Funding Date, then subject to Section 8 and Section 10(h) and 10(i), the parties hereto shall contribute such amount pro rata in accordance with the Percentage of the Aggregate Acquisition Price set forth above.

              (b)  RMI Loan to Rabinowitz. RMI hereby agrees to loan Rabinowitz
                   -----------------------
on the Funding Date (the "Initial Capital Loan") an amount equal to: (i) Rabinowitz's aggregate subscription price set forth above (such amount, at the sole option of Rabinowitz, to be computed without regard to any amount which may be loaned to Rabinowitz by RMI in connection with the Initial Acquisition
Loan); (ii) multiplied by a fraction, the numerator of which is 950 and the denominator of which is 1,187.5. Such loan shall accrue interest at a rate equal to twelve (12%) per annum, compounded annually and shall mature ten (10) years after the Funding Date. Rabinowitz acknowledges and agrees that the accrued interest on the Initial Capital Loan shall be paid, in part, by the assignment of dividend payments pursuant to Section 12(b). The principal amount of the Initial Acquisition Loan together with accrued and unpaid interest thereon shall be due and payable by Rabinowitz on the maturity date of such loan. RMI acknowledges and agrees that there shall be no personal liability of Rabinowitz for a default in the payment of the interest or principal of the Initial Capital Loan other than the 950 shares of Common Stock of Rabinowitz. The Initial Capital Loan shall be evidenced by a promissory note which limits the recourse of RMI to 950 of Rabinowitz's shares of Common Stock. On the Funding Date, Rabinowitz shall execute and deliver to RMI a promissory note, a security agreement and such other documentation as reasonably requested by RMI to evidence and perfect such loan and security interest. In the event that Rabinowitz does not pay the principal amount of the Initial Capital Loan and the accrued and unpaid interest thereon on the maturity date of such loan, then Rabinowitz shall Transfer a number of shares of Common Stock on the maturity date of such loan so that the Fair Market Value of such shares is equal to the amount of the unpaid principal of the Initial Capital Loan and the unpaid accrued interest thereon. Notwithstanding the provisions of Section 8(i), if Rabinowitz elects to receive an Initial Capital Loan pursuant to the provisions of this Section 13(b), then Rabinowitz shall not receive its Initial Acquisition Loan from RMI pursuant to the provisions of Section 8(i).

          14. Effect of the Hart Scott Rodino Act.
              ------------------------------------

              (a)  Applicability.  Each  Stockholder  hereby  acknowledges and
                   -------------
agrees that the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act") may be applicable to the purchase and sale of Common Stock as contemplated by this Agreement, including the purchase by JAH of all of RMI's shares of Common Stock in accordance with the Buy/Sell Right and the exercise of the REC Call Option or REC Put Option. In addition, the HSR Act may be applicable to the Interoffice acquisition depending upon the aggregate consideration paid to the sellers of Interoffice.

              (b) Covenant to File all Necessary  Documents.  Each Stockholder
                  -----------------------------------------
hereby covenants and agrees that if and when the HSR Act is applicable to a transaction, it will use its commercially reasonable efforts to: (i) promptly and timely file the Notification and Report Form For Certain Mergers and Acquisition as required under the HSR Act; (ii) request early termination of the waiting period under the HSR Act; (iii) take all other actions necessary or desirable to obtain a termination of the waiting period under the HSR Act;
(iv) provide a copy, subject to an appropriate agreement regarding confidentiality, of all documents submitted in connection with the HSR Act; and (v) coordinate and consult with each other party with respect to such filing. The purchasers of shares of Common Stock in a transaction and the Company in the event it exercises its REC Call Option, if the HSR Act is applicable, shall pay all reasonable fees and disbursements in connection with such filings. Each Stockholder hereby agrees that if such Stockholder effects any transaction hereunder or contemplated hereby which causes the HSR Act to be applicable, such Stockholder shall pay the fees, costs or expenses incurred by each other Stockholder as the result of the applicability of the HSR Act to the transaction; provided, however, that notwithstanding the foregoing, such effecting Stockholder shall not be responsible for any fees, costs or expenses of any other Stockholder that elects to exercise any right to purchase pursuant to Sections 4, 5, 9, or 16, or solely with respect to the REC Call Option, Section 15. It is acknowledged and agreed that RMI shall pay all fees with respect to the filings or notices under the HSR Act which are applicable to the acquisition by the Company of Interoffice.

              (c)  Amendment  of  Timing  Periods.   Wherever  this  Agreement
                   ------------------------------
provides that a Stockholder may purchase the shares of Common Stock of another Stockholder or exercise the REC Call Option or REC Put Option (as defined by
Section 15) and the HSR Act is applicable to such transaction, if this Agreement provides that the closing of such transaction shall occur within a specified period of time, the expiration of such period shall be stayed for the waiting period of the HSR Act, but in any event not later than forty-five
(45) days.

          15.  Reckson  Executive  Office  Centers  Put/Call.  Subject  to the
               ---------------------------------------------
limitations set forth in this Section 15: (i) RMI, Reckson and RSI on behalf of themselves and their respective Affiliates, hereby grants the Company the right and option, but not the obligation (the "REC Call Option"), to require RMI, Reckson, RSI and each of their respective Affiliates to sell, transfer and convey all of their respect right, title and interest in and to all assets (tangible and intangible) used or useful by RMI, Reckson, RSI or such
Affiliate in the operation of the Reckson Executive Office Centers (collectively, the "REC Assets") including all real property interests, trade names and other intangibles, trade dress, confidential information and leases (including equipment leases), in each case, to the full extent that such assets may be transferred or assigned; and (ii) the Company hereby grants to RMI, on behalf of Reckson, RSI and each of their respective Affiliates, the right and option, but not the obligation (the "REC Put Option"), to require the Company to purchase from RMI, Reckson, RSI and their respective Affiliates all of the REC Assets, in each case, as follows:

              (a)  Exercise Period.
                   ---------------

                   (i) The REC Call Option may be exercised at any time during the period which is five (5) years after the second anniversary of the Funding Date; and

                   (ii) The REC Put Option may be exercised at any time during the period which is seven (7) years after the Funding Date.

              (b) Manner of Exercise of the Options. The REC Call Option shall
                  ---------------------------------
be exercised by the Company by delivering to RMI a notice to such effect which notice shall specify the date for the closing of the purchase and sale of the REC Assets, which date shall be not less than ninety (90) days nor more one hundred and eighty (180) days after the date such notice is delivered to RMI. The REC Put Option shall be exercised by RMI by delivering to the Company a notice to such effect which notice shall specify the date for the closing of the purchase and sale of the REC Assets, which date shall be not less than ninety (90) days nor more one hundred and eighty (180) days after the date such notice is delivered to RMI.

              (c) Purchase Price of REC Assets.  The aggregate  purchase price
                  ----------------------------
at which shares of Common Stock shall be purchased pursuant to the REC Call Option or the REC Put Option shall be the Appraised Value of such assets determined in accordance with Section 17.

              (d) Closing of the  Option.  On the closing  date  specified  in
                  ----------------------
accordance with Section 15(b) at the offices of the Company: (i) RMI, Reckson, RSI and their respective Affiliates shall deliver to the Company a bill of sale, estoppel certificates contract and lease assignments and such other documents reasonably requested by the Company to sell, convey and transfer the REC Assets; and (ii) the Company shall pay the aggregate purchase price of the REC Assets to RMI by wire transfer of immediately available funds.

              (e) Conduct of Business. Notwithstanding the REC Call Option and
                  -------------------
REC Put Option, RMI, Reckson, RSI and their respective Affiliates shall be free to operate the Reckson Executive Office Centers in such fashion as they deem appropriate in their sole discretion which may be arbitrary until the date the REC Call Option or the REC Put Option is exercised and thereafter shall operate such business in the best interests of the Reckson executive office centers as reasonably determined by RMI, Reckson, RSI and their respective Affiliates. From and after the date the REC Call Option or the REC Put Option is exercised, RMI, Reckson, RSI and their respective Affiliates shall keep the Company reasonably informed of all developments with respect to the Reckson executive office centers and the REC Assets.

              (f)  Termination  Date.  The provisions of this Section 15 shall
                   -----------------
survive the termination of this Agreement.

              (g) Agreement of Owners of REC Assets.  Each of RMI, Reckson and
                  ---------------------------------
RSI hereby agrees to deliver to the Company on or prior to thirty (30) days after the date hereof appropriate documentation demonstrating that the holders of one hundred (100%) percent of the ownership of the REC Assets agree to be bound by the terms and provisions of this Section 15. In the event that such documentation is not delivered on or prior to such date then: (A) notwithstanding the provisions of this Section 15 to the contrary, the REC Call Option and the REC Put Option shall apply to the economic interest of RMI, Reckson, RSI and their respective Affiliates in and to the REC Assets;
(B) each of RMI, Reckson, RSI and their respective Affiliates agrees to not allow Mr. Arnold Widder or any entity in which he has any direct or indirect interest or consulting or employment arrangement (any such Person, a "Widder Entity") to own, lease, operate or manage any executive office center in any building owned, leased, operated or managed by RMI, Reckson, RSI or any of their respective Affiliates not already owned, leased, operated or managed by Mr. Widder or a Widder Entity as of the date hereof; and (C) RMI, Reckson, RSI and their respective Affiliates agree that they will not invest or in any way finance Mr. Widder or a Widder Entity with respect to owning, operating, leasing or managing any executive office center other than those existing as of the date hereof.

          16. Participation Rights.
              --------------------

              (a)  Rabinowitz  Participation  Right.  In  the  event  that  an
                   --------------------------------
Institutional Stockholder exercises its FR Right or its Buy/Sell Right or otherwise Transfers or acquires shares of Common Stock to or from the other Institutional Stockholder, Rabinowitz shall have the right, but not the obligation, which right is contingent upon the consummation of such other transaction (the "Participation Right") to participate with the purchasing Institutional Stockholder in the purchase of such shares of Common Stock on a pro rata basis with the purchasing Institutional Stockholder or to participate with the Selling Institutional Stockholder on a pro rata basis in the sale of such shares (Rabinowitz's right to participate shall be based on the number of shares of Common Stock owned by the purchasing or selling Institutional Stockholder, as the case may be, and Rabinowitz) at the same Third Party Price or Buy/Sell Price per share and on the same other terms and conditions as the purchasing or selling Institutional Stockholder, as the case may be. Rabinowitz may exercise its Participation Right by notice to such effect to the purchasing Institutional Stockholder within ten (10) business days after Rabinowitz has received notice of such Transfer. If Rabinowitz has exercised its Participation Right in accordance with this Section 16, then contingent upon the consummation of such Transfer between the Institutional Stockholders:

              (A) if Rabinowitz has elected to purchase, (i) Rabinowitz shall be obligated to purchase, and the selling Institutional Stockholder shall be obligated to sell, the number of shares Rabinowitz is purchasing under its Participation Right; and (ii) on the closing date for the Transfer of shares of Common Stock between the Institutional Stockholders at the offices of the Company, simultaneously with the such closing (x) Rabinowitz shall pay an amount of cash equal to the Third Party Price or Buy/Sell Price, as the case may be, multiplied by the number of shares Rabinowitz is purchasing under its Participation Right by wire transfer of immediately available funds to the selling Institutional Stockholder and (y) the selling Institutional Stockholder shall deliver to Rabinowitz a stock certificate representing all of the shares so purchased by Rabinowitz under the Participation Right free and clear of any Liens (but such shares of Common Stock shall continue to be subject to the terms and provisions of this Agreement) duly endorsed in blank, or accompanied by stock powers duly executed in blank, together with all required stock transfer tax stamps affixed. To the extent that this Participation Right is exercised, the number of shares of Common Stock to be purchased by the purchasing Institutional Stockholder (and all of such Stockholder's obligations in connection therewith) shall be reduced by the number of shares of Common Stock of Rabinowitz under the Participation Right; provided, that if Rabinowitz shall default in its obligation to so purchase such shares of Common Stock, then the purchasing Institutional Stockholder shall have the obligation to purchase such shares of Common Stock; or

              (B) if Rabinowitz has elected to sell, (i) Rabinowitz shall be obligated to sell, and the purchasing Institutional Stockholder shall be obligated to purchase, the number of shares Rabinowitz is selling under its Participation Right; and (ii) on the closing date for the Transfer of shares of Common Stock between the Institutional Stockholders at the offices of the Company, simultaneously with the such closing (x) the purchasing Institutional Stockholder shall pay an amount of cash equal to the Third Party Price or Buy/Sell Price, as the case may be, multiplied by the number of shares Rabinowitz is selling under its Participation Right by wire transfer of immediately available funds to Rabinowitz and (y) Rabinowitz shall deliver to the purchasing Institutional Stockholder a stock certificate representing all of the shares so sold by Rabinowitz under the Participation Right free and clear of any Liens (but such shares of Common Stock shall continue to be subject to the terms and provisions of this Agreement) duly endorsed in blank, or accompanied by stock powers duly executed in blank, together with all required stock transfer tax stamps affixed.

              (b)   Participation   Rights  on  Transfers  to  Rabinowitz  and
                    ----------------------------------------------------------
Rabinowitz  Affiliates.  In the event that  either  Institutional  Stockholder
----------------------
intends to Transfer any of its Common Stock to Rabinowitz or any Affiliate of Rabinowitz, such Institutional Stockholder shall give the Company and Rabinowitz ten (10) days' prior written notice of such proposed Transfer and such other Institutional Stockholder (or an Affiliate of such Stockholder) may elect to purchase a pro rata portion of the shares of Common Stock that is the subject of such proposed Transfer. The pro rata portion of shares which such other Institutional Stockholder shall be entitled to purchase shall be calculated based on the relative proportions of shares of Common Stock in the Company held by such Institutional Stockholder and by Rabinowitz. Rabinowitz and the other Institutional Stockholder, if it so elects to purchase shall have at least sixty (60) days from receipt of the transferor's notice of intention to close on such purchase. Such election shall be made in writing by such Institutional Stockholder within five (5) days of receipt of such notice by the Institutional Stockholder proposing to transfer its shares of Common Stock, the failure to deliver such notice by the other Institutional Stockholder being deemed an election not to so purchase.

          17. Certain Defined Terms.  For the purposes of this Agreement,  the
              ---------------------
following terms used herein shall be defined as follows:

              (a) Affiliate.  With respect to any Person means: (i) any person
                  ---------
at the time directly or indirectly controlling, controlled by or under direct or indirect common control (whether by ownership of voting securities, contract or otherwise) with such person; (ii) any executive officer, senior employee or director (or a person with similar responsibilities) of such person; and (iii) when used with respect to an individual, shall include the Family Group of such individual. Notwithstanding the provisions of this
Section 17(a), an Affiliate of RMI shall include Reckson, RSI, REC and any Platform Company.

              (b) Appraised  Value.  The average of the two  valuations of the
                  ----------------
REC Assets, as determined by two Nominated Investment Bankers (one selected by an RMI Designee and the other selected by a JAH Designee) as of the date of the exercise of the REC Call Option or REC Put Option, as the case may be, using the same methodology and considerations as were used in evaluating the REC Assets to derive the Initial Appraised Value, however determined, taking into consideration any liabilities or obligations encumbering such assets and making such adjustments and modifications to the valuation process as such Nominated Investment Banker determines is consistent with the valuation of similar companies operating in the same industry; provided, that if the difference between the two valuations is greater than ten (10%) of the higher valuation, then the Company shall select the next available Nominated
Investment Bank (in the order of appearance of such firms on such schedule) and the Appraised Value shall equal the average of all three such valuations; provided, further, that if the Appraised Value on the date of exercise of the REC Call Option or the REC Put Option is greater than the Initial Appraised Value, then the Appraised Value as of the date of exercise of the REC Call Option or the REC Put Option shall be reduced by twenty five (25%) percent of such difference. Whenever the Appraised Value is to be determined, the (x) Company, in connection with a REC Call Option, or (y) RMI, in connection with a REC Put Option shall pay all fees and disbursement of such Nominated Investment Banks and shall require that each Nominated Investment Bank to (1) confirm in writing that it is independent with respect to, and not conducting any business with, any Stockholder or their respective Affiliates other than stock or commodity or similar brokerage or broker/dealer activities for reasonable and customary commissions or discounts and (2) report its valuation within thirty (30) days after the date of such assignment. It is acknowledged and agreed that the procedures described above are to determine the specified valuation with administrative efficiency and expediency. Accordingly, no party hereto shall have a right, and no Nominated Investment Bank shall be required, to hold any hearing, presentation or other advocacy proceeding with respect to the preparation of such valuation and the determination of such value in accordance with the terms hereof shall be final and binding on the parties hereto.

              (c)  Contingent  Transfer.  A Transfer  of Interest of shares of
                   --------------------
Common Stock other than a Transfer permitted by, and as described in, Sections 3(b)(i) (Testamentary and Gift Transfers), (ii) (Affiliate Transfers), (iii) (Sale to the Company), (iv) (Pledges) and (v) (Syndications) or Section 9 (Buy/Sell).

              (d) Deposit Defaulted Shares. Means those shares of Common Stock
                  ------------------------
sufficient in number to equal in value (as valued at the Third Party Price or Buy/Sell Price, as the case may be) the amount of the FR Deposit or Buy/Sell Deposit, as the case may be, less the amount of the Cash Deposit actually paid by such Stockholder.

              (e) Disqualified Transferee. (A) With respect to any Stockholder
                  -----------------------
other than RMI, means unless waived by RMI, other than the Persons listed on Schedule B hereto, any company, association or entity that is: (i) a real estate investment trust or similar investment vehicle, real estate investor or developer which actively and directly (by itself or one or more of its Affiliates), competes with Reckson, RSI or any of their respective Affiliates in the geographic locations in which either of them or any such Affiliate is then actively engaged in the real estate investment or management business or
(ii) actively and directly (by itself or one or more of its Affiliates) competes in the same business or any line of business of Interoffice or any other Platform Company of Reckson, RSI or their respective Affiliates; provided, however, that notwithstanding the foregoing to the contrary, in no event shall a Disqualified Transferee include any pension fund or trust or any financial investor, including without limitation those set forth on Schedule B hereto, whose primary activity is investment in entities or businesses (including real estate businesses); or (B) with respect to RMI, means, unless waived by JAH, any company, association or entity that actively and directly (by itself or one or more of its Affiliates) competes in the same business or any line of business of Interoffice or the Company.

              (f) Excused  Condition.  With respect to any  Stockholder  which
                  ------------------
will purchase shares of Common Stock of any other Stockholder hereunder, means a breach or default on the part of the selling Stockholder or the failure of a condition precedent to the specified purchase of the shares of Common Stock unless such failure is the result of a breach or default on the part of the purchasing Stockholder.

              (g) Executive Suite Business.  The executive office suite center
                  ------------------------
business of Interoffice (or the Company), to wit: with respect to providing lessees with furnished separate office space and use of on-site administrative support services, such as receptionists, word processing or secretarial assistance, office management, conference facilities, telecommunication services, sundries, as such business is conducted on a specified date by Interoffice (or the Company) and as planned or projected to be conducted during the annual period after such date.

              (h) Fair Market  Value.  With  respect to the  valuation  of the
                  ------------------
Company for the purposes of this Agreement shall mean the fair market valuation of the equity of the Company determined by valuing the Company on a consolidated basis with Interoffice as a going concern without any discount for loss of liquidity determined by mutual agreement of RMI and JAH (or Rabinowitz, as applicable) or, if after ten (10) business days such parties do not agree upon such determination, the average of such fair market valuations of the Company (provided, that in connection with a Capital Call Notice the acquisition or investment that is the subject of such notice shall be valued at the proposed cost to the Company) as determined in good faith by two Nominated Investment Banks selected by the Company in the order of appearance of such firms on Schedule A; provided, that if the difference between such valuations is greater than ten (10%) of the higher valuation, then the Company shall select the next available Nominated Investment Bank (in the order of appearance of such firms on such schedule) and the "Fair Market Value" shall equal the average of all three such valuations. Whenever the Fair Market Value of the Company is to be determined, the Company shall pay all fees and disbursement of such Nominated Investment Banks and shall require that each Nominated Investment Bank to (x) confirm in writing that it is independent with respect to, and not conducting any business with, any Stockholder or their respective Affiliates other than stock or commodity or similar brokerage or broker/dealer activities for reasonable and customary commissions or discounts and (y) report its valuation within thirty (30) days after the date of such assignment. The "Fair Market Value" of any shares of Common Stock held by any Stockholder shall be the Fair Market Value of the Company, as determined above, multiplied by a fraction, the numerator of which is the number of such shares of Common Stock and the denominator of which is the number of issued and outstanding shares of Common Stock on a fully diluted basis on the date of such determination. Accordingly, the Fair Market Value of such shares is without regard to a premium or discount for a majority or minority interest. It is acknowledged and agreed that the procedures described above are to determine the specified valuation with administrative efficiency and expediency. Accordingly, no party hereto shall have a right, and no Nominated Investment Bank shall be required to, or shall, hold any hearing, presentation or other advocacy proceeding with respect to the preparation of such valuation and the determination of such value in accordance with the terms hereof shall be final and binding on the parties hereto.

              (i) Family Group Member.  Means with respect to (i) (I) JAH, Jon
                  -------------------
Halpern; (II) Rabinowitz, Marty Rabinowitz or (III) RMI, Scott Rechler or Mitchell Rechler; (ii) the parents grandparents, brothers, sisters, spouse and descendants (whether natural or adopted) of any person described in clause (i) above; (iii) any spouse or descendant of any person described in clauses (i) and (ii) above; (iv) any trust created solely for the benefit of any person described in clauses (i) through (iii) above; (v) any executor or administrator for any of the persons described in clauses (i) through (iv) above; (vi) any partnership solely of persons described in clauses (i) through
(v) above; and (vii) any corporate foundation created by any of the persons described in clauses (i) through (v) above for charitable purposes.

              (j) Initial Acquisition.  The initial acquisition of Interoffice
                  -------------------
by the Company.

              (k) Initial  Appraised Value.  Means the value of the REC Assets
                  ------------------------
as of December 31, 1997 agreed by the Institutional Stockholders on or prior to date which is thirty (30) days after the date on which this Agreement is executed and delivered. If the Institutional Stockholders do not agree as to such value on or prior to such date, then the Initial Appraised Value shall equal the average of the valuations of the REC Assets, as of December 31, 1997, as a going concern without any discount for loss of liquidity as determined in good faith by two (2) Nominated Investment Banks selected by the Company in the order of the appearance of such firms on Schedule A, it being acknowledged and agreed that such Nominated Investment Banks shall use the same methodology and considerations as were used in evaluating the initial acquisition of Interoffice by the Company. In determining the Initial Appraised Value, the existing leases constituting a part of the REC Assets shall be deemed to exclude any percentage rent provisions and the base or fixed rents under such leases shall be adjusted where necessary to equal base or fixed rents at fair market value. Notwithstanding the foregoing mechanism for valuation by the two (2) Nominated Investment Banks, if the difference between such valuations is greater than ten (10%) of the higher valuation, then the Company shall select the next available Nominated Investment Bank (in the order of appearance of such firms on Schedule A and the "Initial Appraised Value" shall equal the average of all three (3) such valuations.

              (l) Interoffice  Franchise Fee. Means the then prevailing market
                  --------------------------
franchise fee charged by Interoffice to its franchisees of executive office suite centers (or if there are no franchises of Interoffice, then the prevailing market rate in the industry); provided, that such fee shall not be greater than the amount charged to any franchisee and shall include only the types of fees charged to franchisees generally.

              (m) Initial  Acquisition Loan. Means a loan by RMI or any of its
                  -------------------------
Affiliates to any other Stockholder for the purpose of funding the initial acquisition of Interoffice by the Company pursuant to Section 8(i) or Section 10(h) or 10(i).

              (n) IPO. Means an initial public offering of the Common Stock or
                  ---
other equity security of the Company which is registered with the Securities and Exchange Commission under the provisions of the 1933 Act; provided, that not less than twenty percent (20%) of the issued and outstanding shares of the Common Stock (on a fully diluted basis after giving effect to the sale of Common Stock in such IPO) shall be issued in such offering (or any substantially similar transaction, including without limitation, the transfer of the Company's assets to a subsidiary and the sale of such subsidiary's stock in an offering of the type described in this subsection with respect to the Company).

              (o)  Liens.  Means  any  lien,  encumbrance,  claim,  charge  or
                   -----
restriction on or with respect to the shares of Common Stock other than a lien, encumbrance or restriction imposed by this Agreement or which either (A) was granted in order to secure any obligation of the Company or any guaranty of any obligation of the Company at the request of the Company or (B) is fully, absolutely and irrevocably released on the day of a Transfer of such shares of Common Stock.

              (p) Person.  Any  individual and any  corporation,  partnership,
                  ------
trust or other entity.

              (q)  Platform  Company.  Interoffice  and any other  company  or
                   -----------------
entity, or any division thereof, in which RMI, Reckson, RSI or any of their respective Affiliates directly or indirectly invests and has rights to direct or significantly influence the management and control thereof.

              (r)  Supermajority  Effective  Period.  Means the period of time
                   --------------------------------
commencing the date hereof and ending on the date that: (A) (i) JAH has the record and beneficial ownership of less than 11.875% of the issued and outstanding shares of Common Stock on a fully diluted basis; and (ii) at such time the number of shares of Common Stock of RMI is less than the number of shares required for the ratio of RMI to JAH shares to be at least 3:2 (e.g. if JAH has 1,000 shares of Common Stock then if RMI has less than 1,500 shares of Common Stock, the Supermajority Period shall not have expired) or (B) the date of any default in the repayment of the Initial Acquisition Loan by JAH.

              (s) "Rabinowitz Put Shares".  Means the sum of (i) the shares of
                  -----------------------
Common Stock initially issued to Rabinowitz and (ii) any shares of Common Stock purchased by Rabinowitz pursuant to the provisions of Section 10 (Additional Contributions) other than Additional Subscription Shares .

              (t) RMI Public  Shares.  Means any common  stock or other equity
                  ------------------
securities of RMI, RS or Reckson or any of their respective Affiliates sold in an offering registered under the 1933 Act or pursuant to the provisions of Rule 144A thereunder.

              (u) Syndicate  Representative.  Means: (i) any individual who is
                  -------------------------
ultimately at the direction of JAH Realties, L.P. in the case of a Syndication of the shares of Common Stock owned by JAH; or (ii) Mr. Martin Rabinowitz, in the event of a Syndication of the shares of Common Stock owned by Rabinowitz.

              (v) Third Party  Price.  Means a proposed  or offered  price per
                  ------------------
share of Common Stock equal to: (i) cash; (ii) cash equivalents; and (iii) stated principal amount of any promissory notes included in any such proposal or offer; provided, however, that if there is no interest rate, or a nominal interest rate, the stated principal amount shall be discounted in accordance with generally accepted accounting principles; provided, further, that any such note shall be included in the Third Party Price only if the obligor (or guarantor) of such note has a minimum financial net worth of at least $5,000,000 on a pro forma basis, assuming the Third Party Offered Shares are purchased in accordance with the terms stated in the Notice of Offer.

          18. After-Acquired Shares.
              ---------------------

              (i) Each Transferee of any shares of Common Stock shall, as a condition precedent to such Transfer being effective, become signatories to, and shall have all the benefits and obligations provided by, this Agreement without any further action of any party hereto and each such Transferee shall upon execution and delivery of this Agreement, be a Stockholder for the purposes of this Agreement.

              (ii) This Agreement shall apply to all of the shares of Common Stock now owned or which may be issued or transferred hereafter to a Stockholder or to his or its permitted Transferees as a consequence of any additional issuance, purchase, exchange or reclassification of shares of Common Stock, corporate reorganization, or any other form of recapitalization, or consolidation, or merger, or share split, or share dividend, or which are acquired by a Stockholder in any other manner.

          19. Stock  Certificate  Legend.  A copy of this  Agreement  shall be
              --------------------------
filed with the Secretary of the Company and kept with the records of the Company. Each certificate representing shares of Common Stock owned by the Stockholder shall bear upon its face the following legend:

          THE TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE IS RESTRICTED UNDER THE TERMS OF A STOCKHOLDERS' AGREEMENT ENTERED INTO AS OF THE 26TH DAY OF DECEMBER, 1997, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION.

          20.  Amendment and  Modification.  No change or modification of this
               ---------------------------
Agreement shall be valid, binding or enforceable as against: (i) the Company unless the same shall be in writing and signed by the Company; (ii) any of the Stockholders unless the same shall be in writing and signed by such Stockholder.

          21.  Assignment.  This  Agreement and all of the  provisions  hereof
               ----------
shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors, but, except as otherwise provided in Section 3, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. This Agreement is not intended to confer upon any other person except the parties hereto and their permitted successors and assigns any rights or remedies hereunder. In the event that any shares of Common Stock are Transferred by RMI, JAH or Rabinowitz to an Affiliate of such Stockholder, such Transferee shall be deemed to be included in each reference to RMI, JAH or Rabinowitz, as the case may be; provided, that notices shall only be required to be sent to, and shall only be sent by, RMI, JAH or Rabinowitz, as the case may be, for as long as such party is a Stockholder hereunder.

          22.  Further  Assurances.  Each party hereto shall do and perform or
               -------------------
cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          23. Governing Law. This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Delaware governing agreements made wholly within the State of Delaware.

          24.  Notices.  All notices given pursuant to this Agreement shall be
               -------
in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or overnight air courier guaranteeing next business day delivery:

               (a)      if to the Company:
                        c/o Reckson Management, Inc.
                        225 Broadhollow Road
                        Melville, New York 11747
                        Attention:    Scott Rechler and
                                      Jason Barnett, Esq.

                        and

                        c/o JAH Realties, L.P.
                        2 Manhattanville Road
                        Suite 204
                        Purchase, New York 10577
                        Attention:    Andrew N. Stark, Esq.
                                      General Counsel

                                    with a copy to:
                                    Herrick, Feinstein LLP
                                    2 Park Avenue
                                    New York, New York 10016
                                    Attention:  Stephen M. Rathkopf, Esq.
                                                  Richard M. Morris, Esq.

                        and

                        Battle Fowler LLP
                        75 East 55th Street
                        New York, New York  10022
                        Attention:  Martin L. Edelman, Esq.

                        and

                        JAH Realties, L.P.
                        2 Manhattanville Road
                        Suite 204
                        Purchase, New York 10577
                        Attention:  Andrew N. Stark, Esq.
                                    General Counsel

                        and

                        Pryor, Cashman, Sherman & Flynn
                        410 Park Avenue
                        New York, New York 10022
                        Attention:    Steven M. Rabinowitz, Esq.

              (b) if to the Stockholder, to him or it at his or its address as reflected in the stock records of the Company or as the Stockholder shall designate to the Company in writing, such designation to be effective only upon receipt.

              (c) Except as otherwise provided in this Agreement, each such notice shall be deemed given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

          25. Entire Agreement.  This Agreement  supersedes and terminates all
              ----------------
prior agreements between any of the parties hereto with respect to the subject matter contained herein, and this Agreement embodies the entire understanding between the parties relating to such subject matter, and any and all prior correspondence, conversations and memoranda are merged herein and shall be without effect hereon. No promises, covenants or representations of any kind, other than those expressly stated herein, have been made to induce any party to enter into this Agreement. In the event a party hereto is in material breach of any of the terms and provisions of this Agreement, then such party shall not be entitled to the benefits of this Agreement including without limitation the Supermajority Vote provided in Section 8.

          26. Non-Waiver.  No delay on the part of any party in exercising any
              ----------
right hereunder shall operate as a waiver thereof, nor shall any waiver, express or implied, by any party of any right hereunder or of any failure to perform or breach hereof by any other party constitute or be deemed a waiver of any other right hereunder or of any other failure to perform or breach hereof by the same or any other Stockholder, whether of a similar or dissimilar nature thereof.

          27.   Injunctive   Relief.   Each  of  the  parties   hereto  hereby
                 ------------------
acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof without the requirement of posting any bond or security or proving and special damages. By seeking or obtaining any such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled (including, without limitation, the right to retain a FR Deposit, Buy/Sell Deposit or other deposit as liquidated damages in addition to obtaining injunctive relief on specific performance).

          28.  Self  Executing  Procedures  for  Specific  Performance.   Each
               -------------------------------------------------------
Stockholder agrees that irreparable damage would occur in the event of a breach of or default under any of the provisions contemplating a Transfer of shares of Common Stock between the Stockholders including as a result of the FR Right, Buy/Sell Right, forfeiture of the FR Deposit or the Buy/Sell Deposit or Bring-Along Right and that each of the Stockholders entitled under any such provision to purchase or otherwise acquire shares of Common Stock shall be entitled to specific performance of such terms and provisions, in addition to any other remedy at law or equity. The Stockholders further agree that time is of the essence with respect to any time periods set forth in this Agreement with respect to any such Transfer contemplated by this Agreement. In order to insure the consummation of the Transfer of the shares of Common Stock pursuant to any such provision, each Stockholder hereby appoints the Company as attorney-in-fact, and the Company hereby accepts such appointment, for the purpose of executing and delivering such documents reasonably requested by the purchasing or acquiring Stockholder and which are necessary or desirable to so Transfer the shares of Common Stock, including, without limitation, stock powers and lost certificate affidavits. Further, to permit the purchasing or acquiring Stockholder to consummate the closing of any such Transfer of shares of Common Stock in the event that the transferring or assigning Stockholder does not attend such closing, each Stockholder hereby appoints the Company as escrow agent, and the Company hereby accepts such appointment, to hold the aggregate purchase price, if any, for the shares of Common Stock to be Transferred pursuant to any such provision for the benefit of the Stockholder transferring or assigning his or its shares of Common Stock, it being acknowledged and agreed that the Company, as escrow agent, shall deposit such amounts in a separate interest bearing account at any bank selected by the Company, in its sole discretion, and that such transferring or assigning Stockholder shall hold the Company harmless for any loss of such amount.

          29. Attorneys' Fees. In any action or proceeding  brought to enforce
              ---------------
any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and all disbursements in addition to any other available remedy.

          30. Consent to Jurisdiction. All actions and proceedings arising out
              -----------------------
of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in Delaware (including without limitation the Court of Chancery) or New York. The undersigned, by execution and delivery of this Agreement, expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding; (ii) consent to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to such party by hand or by certified mail, delivered or addressed as set forth in Section 24 of this Agreement; and (iii) waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

          31.  Severability.  If  any  provision  of  this  Agreement  or  the
               ------------
application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law.

          32. Miscellaneous.
              -------------

              (a) Notwithstanding any provision of this Agreement to the contrary, a Transferee of a Permitted Transfer shall take the shares of Common Stock Transferred in such sale or transaction subject to the terms and provisions of this Agreement including, without limitation, the Tag-Along and Participation Rights of the Stockholders provided herein.

              (b) Section headings are for convenience of reference only and shall not be used to construe the meaning of any provision of this Agreement.

              (c)  This   Agreement   may  be   executed   in  any  number  of
counterparts, each of which shall be an original, and all of which shall together constitute one agreement.

              (d) Any word or term used in this Agreement in any form shall be masculine, feminine, neuter, singular or plural, as proper reading requires.
The words "herein", "hereof", "hereby" or "hereto" shall refer to this Agreement unless otherwise expressly provided. Any reference herein to a Section or any exhibit or schedule shall be a reference to a Section of, and an exhibit or schedule to, this Agreement unless the context otherwise requires. Any reference herein to a "business day" shall mean a day in which the New York branch of the Federal Reserve Bank is open for business during its normal hours of operation.

              (e) In the event the terms and conditions of any Buy/Sell Notice or Notice of Transfer are inconsistent with the terms and conditions of this Agreement, the terms and conditions of this Agreement shall supersede the terms and conditions of any such notice.

              (f) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, assigns and permitted Transferees (to the extent otherwise permitted by this Agreement).

              (g) Notwithstanding any provision of this Agreement to the contrary, from and after the Funding Date no action shall be taken by Interoffice or any direct or indirect subsidiary of Interoffice that is not taken in accordance with the governance and other provisions of this Agreement.

        33. Requirement for Acquisition of Interoffice.
            ------------------------------------------

              (a) Notwithstanding any provision of this Agreement to the contrary, this Agreement shall be void ab initio and shall not bind the Company or any Stockholder or any other party hereto or any of their respective Affiliates if the Funding Date (as defined by section 13 of this Agreement) shall not have occurred on or prior to May 1, 1998, time being of the essence.

              (b) Notwithstanding any provision of this Agreement to the contrary, until the Funding Date: (i) no Stockholder shall permit any Transfer of Interest with respect to the shares of Common Stock owned by such Stockholder and (ii) no Stockholder shall have any obligations under this Agreement, except as provided in section 11 and by this section 33.

              (c) Notwithstanding any provision of this Agreement to the contrary, the acquisition of Interoffice and the payment of the Aggregate Acquisition Price shall require the unanimous consent of the Board of Directors.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]








              IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of the date first written above.

                                       INTEROFFICE SUPERHOLDINGS
                                       CORPORATION

                                       By:   ______________________________
                                             Name:
                                             Title:


                                       RECKSON MANAGEMENT GROUP, INC.

                                       By:  _____________________________,
                                            Name:
                                            Title:


                                       JAH I/O, LLC

                                       By:   ______________________________,
                                             its Managing Member

                                      By:   ______________________________
                                            Name:
                                            Title:

                                      RFIA, LLC

                                      By:   ______________________________
                                            Name:
                                            Title:




                                     ACCEPTED AND AGREED AS TO
                                     SECTIONS 11(d), 11(e) and 15

                                     RECKSON OPERATING PARTNERSHIP, L.P.

                                     By:  Reckson Associates Realty Corp.,
                                          its general partner


                                     By:      ______________________________
                                              Name:
                                              Title:


                                    RECKSON SERVICE INDUSTRIES CORP.



                                    By:      ______________________________
                                             Name:
                                             Title:



                                   SCHEDULE A
                           Nominated Investment Banks

A list of not less than ten (10) Nominated Investment Banks shall be provided by each of RMI and JAH prior to the selection of any Nominated Investment Bank and such list shall be ordered in random order.



                                  SCHEDULE B
                    Exceptions to Disqualified Transferees

A.   Developers

     Capelli

B.   Financial Investors

     Soros Funds

     Apollo Funds

     NorthStar Funds



STATE OF NEW YORK                 )
                                  ) SS.:
COUNTY OF                         )

                  On the ____ day of December, before me personally came ______________ to me known, who being duly sworn, did depose and say that he resides at _________________ __________________________, that he is the officer of INTEROFFICE SUPERHOLDINGS CORPORATION, the corporation described in and which executed the foregoing instrument; that he signed his name thereto by order of the board of directors of such corporation.


                                            ----------------------------------
Sworn to before me this
___ day of December, 1997


---------------------------
       Notary Public


STATE OF NEW YORK                 )
                                  ) SS.:
COUNTY OF                         )

                  On the ____ day of December, before me personally came ______________ to me known, who being duly sworn, did depose and say that he resides at _________________ __________________________, that he is the officer of RECKSON MANAGEMENT GROUP, INC., the corporation described in and which executed the foregoing instrument; that he signed his name thereto by order of the board of directors of such corporation.


                                    ----------------------------------
Sworn to before me this

___ day of December, 1997


---------------------------
       Notary Public



STATE OF NEW YORK                 )
                                  ) SS.:
COUNTY OF                         )

                  On the ____ day of December, before me personally came ______________ to me known, who being duly sworn, did depose and say that he resides at _________________ __________________________, that he is the officer of ______________________________, which is the managing member of RFIA, LLC, a limited liability company, and that he executed the foregoing instrument in the name of such __________ on behalf of such limited liability company and that he had authority to sign the same, and he acknowledged that he executed the same as the act and deed of the said __________ as the managing member of said limited liability company.


                                            ----------------------------------

Sworn to before me this
___ day of December, 1997


---------------------------
       Notary Public


STATE OF NEW YORK                 )
                                  ) SS.:
COUNTY OF                         )

                  On the ____ day of December, before me personally came _________________ to me known, and who executed the foregoing instrument and, who being by me duly sworn, did depose and say that he is the duly authorized officer of JAH REALTY MANAGEMENT SERVICES, INC., which is the general partner of the limited partnership that is the managing member of JAH I/O, LLC, a limited liability company, and that he executed the foregoing instrument in the name of such corporation on behalf of such limited partnership on behalf of said limited liability company and that he had authority to sign the same, and he acknowledged that he executed the same as the act and deed of the said corporation as the general partner of said limited partnership.

                                            ----------------------------------

Sworn to before me this
___ day of December, 1997


---------------------------
       Notary Public